                                                                    Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - x
                              :
In re:                        :    Chapter 11
                              :
POLAROID CORPORATION,         :    Case No. 01-10864 (PJW)
         ET AL.,              :
                              :    Jointly Administered
                 Debtors.     :
                              :x
- - - - - - - - - - - - - - -

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
                PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 2, 2002


         PLEASE TAKE NOTICE that on July 3, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the MONTHLY OPERATING REPORTS OF POLAROID CORPORATION, ET AL., FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH
JUNE 2, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        July 3, 2002


                                    /s/ Mark L. Desgrosseilliers
                                    ----------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Eric M. Davis (I.D. No. 3621)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                    & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                    & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                            Attorneys for Debtors and
                                              Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                          FOR PERIOD ENDED June 2, 2002



Debtors Names:                                       Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America                                 01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886


As Vice President and Controller of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Statement of Operations
     Balance Sheet
     Statement of Cash Flows
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in May 2002.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.





Dated: July 2, 2002                    /s/ Donald M. Halsted III
                                       -----------------------------------------
                                              Debtor in Possession


                                       Title: Vice President and Controller

                                       Phone Number: (781) 386-2000

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                    MAY 2002



MUST BE COMPLETED EACH MONTH                                                                  YES              NO

1.  Have any assets been sold or transferred outside the normal course of business                             No
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in                                      No
    possession account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                  Yes (A)
    explanation below.

    (A) As previously reported in the December 2001 report to the Bankruptcy
    Court, Polaroid Corporation ("Polaroid"), with the approval of the Court, sold its large government identification business assets to Digimarc
    Corporation ("Digimarc"). In three states where the assets that were sold are located, Polaroid could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Polaroid who would not have to pay a sales tax on the sale.

    As of the date of this report, Polaroid has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Polaroid has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Polaroid expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Polaroid would owe the three states approximately $600,000 plus interest. Although Polaroid believes such an outcome would be unlikely, Polaroid has sufficient cash to cover any adverse conclusion on this matter.

4.  Are workers compensation, general liability and other necessary insurance                Yes
    coverages in effect?  If no, provide an explanation below.


                                                                       EXHIBIT A
                                                                       ---------

                              POLAROID CORPORATION
                        PROFESSIONAL FEE PAYMENT SUMMARY


                           VENDOR                            NOV, 2001       DEC, 2001      JAN, 2002     FEB, 2002
                           ------                            ---------       ---------      ---------     ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)
Zolfo Cooper, LLC                                                                                          $340,166
Arthur Andersen LLP                                                                          $8,400
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.
Donlin, Recano & Company, Inc.                                $19,500                                      $ 85,611
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                                     $351,399
Groom Law Group
McShane
Greenberg Traurig LLP
    TOTAL                                                     $19,500             $0         $8,400        $777,176




                           VENDOR                            MAR, 2002     APR, 2002     MAY, 2002
                           ------                            ---------     ---------     ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)            $  965,791
Zolfo Cooper, LLC                                          $  225,000        $304,000     $286,000
Arthur Andersen LLP                                                                       $ 12,768
Evan Flaschen
KPMG LLP                                                                                  $320,269
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                       $  335,796
Donlin, Recano & Company, Inc.                             $   25,000        $ 30,000     $ 55,000
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                                    $264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                       $130,000     $125,000
Groom Law Group
McShane                                                                      $  9,666     $ 20,479
Greenberg Traurig LLP
    TOTAL                                                  $1,551,587        $738,134     $819,516


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 2, 2002
(IN U.S. $'S)

                                         Polaroid       Polaroid Latin    Polaroid Asia       Inner City,
                                        Corporation      America Corp.    Pacific Ltd.            Inc.
                                        ------------    --------------    ------------       ------------
Sales: 3rd party                         314,104,910       10,132,600                --               (54)
Intercompany-US to Foreign               147,251,413               --                --                --
Intercompany-Domestic Subs                 1,674,238               --                --                --
Intercompany-Foreign to US                        --            5,530                --                --
Intercompany-Foreign Subs                         --        2,444,712                --                --
Intercompany Royalty                      (3,374,117)              --                --                --
                                        ------------     ------------      ------------      ------------
  TOTAL NET SALES                        459,656,443       12,582,842                --               (54)

Cost of Sales: 3rd party                 296,903,904        9,089,348           199,517               (54)
   Intercompany                          112,989,643        2,790,285                --                --
   Intercompany Royalty                           --               --                --                --
                                        ------------     ------------      ------------      ------------
  TOTAL COST OF SALES                    409,893,547       11,879,633           199,517               (54)

GROSS MARGIN                              49,762,896          703,209          (199,517)               --

Operating Expenses:
   Marketing                              94,271,869        3,054,361               534                --
   General & Administrative               33,178,513               --                --             5,084
   Research & Engineering                 25,642,244               --                --                --
   Restructuring & Other                   1,010,669        1,128,996                --                --
   Severance                               1,826,900           33,412                --                --
   Profit Sharing                          2,241,824               --                --                --
                                        ------------     ------------      ------------      ------------
  TOTAL EXPENSES                         158,172,019        4,216,769               534             5,084
                                        ------------     ------------      ------------      ------------

PROFIT / (LOSS) FROM OPERATIONS         (108,409,123)      (3,513,560)         (200,051)           (5,084)

Other Income:
   Interest Income-3rd party                       1               90                --                --
   Interest Income-Intercompany              233,936               --                --                --
   Other Income-3rd party                (31,044,960)          72,530                --            33,004
   Other Income-Intercompany              (1,154,339)          60,150                --                --
   Interest Expense-3rd party               (460,441)          44,263                --                --
   Interest Expense-Intercompany                  --               --                --                --
                                        ------------     ------------      ------------      ------------
  NET OTHER INCOME                       (31,504,922)          88,507                --            33,004

EXCHANGE GAIN/(LOSS)                        (880,402)          (9,151)               --                --
                                        ------------     ------------      ------------      ------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                        (140,794,446)      (3,434,204)         (200,051)           27,920

NET REORGANIZATION EXPENSE                12,008,535           (2,583)               --                --

INCOME TAX EXPENSE /  (BENEFIT)           (4,766,584)          83,178                --                --
                                        ------------     ------------      ------------      ------------
NET EARNINGS / (LOSS)                   (148,036,397)      (3,514,799)         (200,051)           27,920
                                        ============     ============      ============      ============




                                          Polaroid         Polaroid Digital
                                        Eyewear, Inc.       Solutions, Inc.
                                        --------------     ----------------
Sales: 3rd party                                      --           983,217
Intercompany-US to Foreign                            --                --
Intercompany-Domestic Subs                            --                --
Intercompany-Foreign to US                            --                --
Intercompany-Foreign Subs                             --                --
Intercompany Royalty                                  --                --
                                            ------------      ------------
  TOTAL NET SALES                                     --           983,217
Cost of Sales: 3rd party                         461,361            87,358
   Intercompany                                       --                --
   Intercompany Royalty                               --                --
                                            ------------      ------------
  TOTAL COST OF SALES                            461,361            87,358

GROSS MARGIN                                    (461,361)          895,859

Operating Expenses:
   Marketing                                     138,487         1,958,074
   General & Administrative                           --                --
   Research & Engineering                             --                --
   Restructuring & Other                              --                --
   Severance                                          --                --
   Profit Sharing                                     --                --
                                            ------------      ------------
  TOTAL EXPENSES                                 138,487         1,958,074
                                            ------------      ------------

PROFIT / (LOSS) FROM OPERATIONS                 (599,848)       (1,062,215)

Other Income:
   Interest Income-3rd party                          --                --
   Interest Income-Intercompany                       --                --
   Other Income-3rd party                             --         4,817,483
   Other Income-Intercompany                          --                --
   Interest Expense-3rd party                         --                --
   Interest Expense-Intercompany                      --                --
                                            ------------      ------------
  NET OTHER INCOME                                    --         4,817,483

EXCHANGE GAIN/(LOSS)                            (135,370)               --
                                            ------------      ------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                                (735,218)        3,755,268

NET REORGANIZATION EXPENSE                            --            (1,418)

INCOME TAX EXPENSE /  (BENEFIT)                       --                --
                                            ------------      ------------
NET EARNINGS / (LOSS)                           (735,218)        3,756,686
                                            ============      ============


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 2, 2002
(IN U.S. $'S)


                                        Polaroid ID        Polaroid          Sub Debt               PRD
                                        Systems, Inc.    Malaysia, Ltd.    Partners Corp.     Investment, Inc.
                                        -------------    --------------   ---------------     ----------------
Sales: 3rd party                           11,378,466           939,672                 --                 --
Intercompany-US to Foreign                     35,880                --                 --                 --
Intercompany-Domestic Subs                         --                --                 --                 --
Intercompany-Foreign to US                         --                --                 --                 --
Intercompany-Foreign Subs                          --                --                 --                 --
Intercompany Royalty                               --                --                 --                 --
                                         ------------      ------------       ------------       ------------
  TOTAL NET SALES                          11,414,346           939,672                 --                 --

Cost of Sales: 3rd party                    8,209,689           604,802                 --                 --
   Intercompany                                28,607                --                 --                 --
   Intercompany Royalty                            --                --                 --                 --
                                         ------------      ------------       ------------       ------------
  TOTAL COST OF SALES                       8,238,296           604,802                 --                 --

GROSS MARGIN                                3,176,050           334,870                 --                 --
Operating Expenses:
   Marketing                                  175,333           138,971                 --                 --
   General & Administrative                        --                --              1,090                 --
   Research & Engineering                      65,491                --                 --                 --
   Restructuring & Other                           --                --                 --                 --
   Severance                                       --                --                 --                 --
   Profit Sharing                                  --                --                 --                 --
                                         ------------      ------------       ------------       ------------
  TOTAL EXPENSES                              240,824           138,971              1,090                 --
                                         ------------      ------------       ------------       ------------
PROFIT / (LOSS) FROM OPERATIONS             2,935,226           195,899             (1,090)                --
Other Income:
   Interest Income-3rd party                       --                --                 --                 --
   Interest Income-Intercompany                    --            79,533                 --                 --
   Other Income-3rd party                    (519,965)               16                 --                 --
   Other Income-Intercompany                  (16,781)               --                 --                 --
   Interest Expense-3rd party                  14,573               242                 --                 --
   Interest Expense-Intercompany                   --                --                 --                 --
                                         ------------      ------------       ------------       ------------
  NET OTHER INCOME                           (551,319)           79,307                 --                 --

EXCHANGE GAIN/(LOSS)                               --             8,538                 --                 --
                                         ------------      ------------       ------------       ------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                            2,383,907           283,744             (1,090)                --

NET REORGANIZATION EXPENSE                         --                --                 --                 --

INCOME TAX EXPENSE / (BENEFIT)                106,229            82,089                 --                 --
                                         ------------      ------------       ------------       ------------
NET EARNINGS / (LOSS)                       2,277,678           201,655             (1,090)                --
                                         ============      ============       ============       ============



                                             PRD       Polaroid Memorial
                                        Capital, Inc.      Drive LLC
                                        -------------  -----------------
Sales: 3rd party                                   --             --
Intercompany-US to Foreign                         --             --
Intercompany-Domestic Subs                         --             --
Intercompany-Foreign to US                         --             --
Intercompany-Foreign Subs                          --             --
Intercompany Royalty                               --             --
                                         ------------   ------------
  TOTAL NET SALES                                  --             --

Cost of Sales: 3rd party                           --             --
   Intercompany                                    --             --
   Intercompany Royalty                            --             --
                                         ------------   ------------
  TOTAL COST OF SALES                              --             --

GROSS MARGIN                                       --             --
Operating Expenses:
   Marketing                                       --             --
   General & Administrative                        --             --
   Research & Engineering                          --             --
   Restructuring & Other                           --             --
   Severance                                       --             --
   Profit Sharing                                  --             --
                                         ------------   ------------
  TOTAL EXPENSES                                   --             --
                                         ------------   ------------
PROFIT / (LOSS) FROM OPERATIONS                    --             --
Other Income:
   Interest Income-3rd party                       --             --
   Interest Income-Intercompany                    --             --
   Other Income-3rd party                          --             --
   Other Income-Intercompany                       --             --
   Interest Expense-3rd party                      --             --
   Interest Expense-Intercompany                   --             --
                                         ------------   ------------
  NET OTHER INCOME                                 --             --

EXCHANGE GAIN/(LOSS)                               --             --
                                         ------------   ------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                                   --             --

NET REORGANIZATION EXPENSE                         --             --

INCOME TAX EXPENSE / (BENEFIT)                     --             --
                                         ------------   ------------
NET EARNINGS / (LOSS)                              --             --
                                         ============   ============


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 2, 2002
(IN U.S. $'S)


                                                                              Polaroid Asia
                                                                                 Pacific
                                           Polaroid                           International,
                                        Partners, Inc.     Polint, Inc.            Inc.          PMC, Inc.
                                        --------------------------------------------------------------------
Sales: 3rd party                                   --              --                --                --
Intercompany-US to Foreign                         --              --                --                --
Intercompany-Domestic Subs                         --              --                --                --
Intercompany-Foreign to US                         --              --                --                --
Intercompany-Foreign Subs                          --              --                --                --
Intercompany Royalty                               --              --                --                --
                                        --------------------------------------------------------------------
  TOTAL NET SALES                                  --              --                --                --

Cost of Sales: 3rd party                           --              --                --                --
   Intercompany                                    --              --                --                --
   Intercompany Royalty                            --              --                --                --
                                        --------------------------------------------------------------------
  TOTAL COST OF SALES                              --              --                --                --

GROSS MARGIN                                       --              --                --                --

Operating Expenses:
   Marketing                                       --              --                --                --
   General & Administrative                       586             467                15               715
   Research & Engineering                          --              --                --                --
   Restructuring & Other                           --              --                --                --
    Severance                                      --              --                --                --
   Profit Sharing                                  --              --                --                --
                                        --------------------------------------------------------------------
  TOTAL EXPENSES                                  586             467                15               715
                                        --------------------------------------------------------------------

PROFIT / (LOSS) FROM OPERATIONS                  (586)           (467)              (15)             (715)
Other Income:
   Interest Income-3rd party                       --              --                --                --
   Interest Income-Intercompany                    --              --                --                --
   Other Income-3rd party                          --              --                --                --
   Other Income-Intercompany                       --              --                --                --
   Interest Expense-3rd party                      --              --                --                --
   Interest Expense-Intercompany                   --              --                --                --
                                        --------------------------------------------------------------------
  NET OTHER INCOME                                 --              --                --                --

EXCHANGE GAIN/(LOSS)                               --              --                --                --
                                        --------------------------------------------------------------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                                 (586)           (467)              (15)             (715)

NET REORGANIZATION EXPENSE                         --              --                --                --

INCOME TAX EXPENSE / (BENEFIT)                     --              --                --                --
                                        --------------------------------------------------------------------
NET EARNINGS / (LOSS)                            (586)           (467)              (15)             (715)
                                        ====================================================================




                                        International     Mag Media,
                                        Polaroid Corp.     Limited
                                        -----------------------------
Sales: 3rd party                                   --             --
Intercompany-US to Foreign                         --             --
Intercompany-Domestic Subs                         --             --
Intercompany-Foreign to US                         --             --
Intercompany-Foreign Subs                          --             --
Intercompany Royalty                               --             --
                                        -----------------------------
  TOTAL NET SALES                                  --             --

Cost of Sales: 3rd party                           --             --
   Intercompany                                    --             --
   Intercompany Royalty                            --             --
                                        -----------------------------
  TOTAL COST OF SALES                              --             --

GROSS MARGIN                                       --             --

Operating Expenses:
   Marketing                                       --             --
   General & Administrative                        --            467
   Research & Engineering                          --             --
   Restructuring & Other                           --             --
    Severance                                      --             --
   Profit Sharing                                  --             --
                                        -----------------------------
  TOTAL EXPENSES                                   --            467
                                        -----------------------------

PROFIT / (LOSS) FROM OPERATIONS                    --           (467)
Other Income:
   Interest Income-3rd party                       --             --
   Interest Income-Intercompany                    --             --
   Other Income-3rd party                          --             --
   Other Income-Intercompany                       --             --
   Interest Expense-3rd party                      --             --
   Interest Expense-Intercompany                   --             --
                                        -----------------------------
  NET OTHER INCOME                                 --             --

EXCHANGE GAIN/(LOSS)                               --             --
                                        -----------------------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                                   --           (467)

NET REORGANIZATION EXPENSE                         --             --

INCOME TAX EXPENSE / (BENEFIT)                     --             --
                                        -----------------------------
NET EARNINGS / (LOSS)                              --           (467)
                                        =============================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 2, 2002
(IN U.S. $'S)

                                                                                    Polaroid
                                        Polaroid Eyewear      Polaroid Dry           Online
                                         Far East Inc.         Imaging LLC        Services, Inc.      Subtotal
                                        --------------------------------------------------------------------------
Sales: 3rd party                                      --                --                 --        337,538,811
Intercompany-US to Foreign                            --                --                 --        147,287,293
Intercompany-Domestic Subs                            --                --                 --          1,674,238
Intercompany-Foreign to US                            --                --                 --              5,530
Intercompany-Foreign Subs                             --                --                 --          2,444,712
Intercompany Royalty                                  --                --                 --         (3,374,117)
                                        --------------------------------------------------------------------------
  TOTAL NET SALES                                     --                --                 --        485,576,466

Cost of Sales: 3rd party                              --                --                 --        315,555,925
   Intercompany                                       --                --                 --        115,808,535
   Intercompany Royalty                               --                --                 --                 --
                                        --------------------------------------------------------------------------
  TOTAL COST OF SALES                                 --                --                 --        431,364,460

GROSS MARGIN                                          --                --                 --         54,212,006

Operating Expenses:
   Marketing                                          --                --                 --         99,737,629
   General & Administrative                           --                --                 --         33,186,937
   Research & Engineering                             --                --                 --         25,707,735
   Restructuring & Other                              --                --                 --          2,139,665
   Severance                                          --                --                 --          1,860,312
   Profit Sharing                                     --                --                 --          2,241,824
                                        --------------------------------------------------------------------------
  TOTAL EXPENSES                                      --                --                 --        164,874,102
                                        --------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                       --                --                 --       (110,662,096)
Other Income:
   Interest Income-3rd party                          --                --                 --                 91
   Interest Income-Intercompany                       --                --                 --            313,469
   Other Income-3rd party                             --                --                 --        (26,641,892)
   Other Income-Intercompany                          --                --                 --         (1,110,970)
   Interest Expense-3rd party                         --                --                 --           (401,363)
   Interest Expense-Intercompany                      --                --                 --                 --
                                        --------------------------------------------------------------------------
  NET OTHER INCOME                                    --                --                 --        (27,037,940)

EXCHANGE GAIN/(LOSS)                                  --                --                 --         (1,016,385)
                                        --------------------------------------------------------------------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                                      --                --                 --       (138,716,420)

NET REORGANIZATION EXPENSE                            --                --                 --         12,004,534

INCOME TAX EXPENSE / (BENEFIT)                        --                --                 --         (4,495,088)
                                        --------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                 --                --                 --       (146,225,866)
                                        ==========================================================================


                                              U.S.
                                          Adjustments     Eliminations           Total
                                        ----------------------------------------------------
Sales: 3rd party                                    --             --           337,538,811
Intercompany-US to Foreign                          --     (1,438,726)          145,848,567
Intercompany-Domestic Subs                          --     (1,674,237)                    0
Intercompany-Foreign to US                          --         (5,530)                   --
Intercompany-Foreign Subs                           --             --             2,444,712
Intercompany Royalty                                --             --            (3,374,117)
                                        ----------------------------------------------------
  TOTAL NET SALES                                   --     (3,118,493)          482,457,973

Cost of Sales: 3rd party                       507,983       (694,637)          315,369,272
   Intercompany                                     --     (2,144,878)          113,663,657
   Intercompany Royalty                             --             --                    --
                                        ----------------------------------------------------

  TOTAL COST OF SALES                          507,983     (2,839,514)          429,032,929

GROSS MARGIN                                  (507,983)      (278,979)           53,425,044

Operating Expenses:
   Marketing                                    11,970             --            99,749,599
   General & Administrative                         --             --            33,186,937
   Research & Engineering                           --             --            25,707,735
   Restructuring & Other                            --         36,020             2,175,685
   Severance                                        --         11,000             1,871,312
   Profit Sharing                                   --             --             2,241,824
                                        ----------------------------------------------------
  TOTAL EXPENSES                                11,970         47,020           164,933,092
                                        ----------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS               (519,953)      (325,999)         (111,508,048)

Other Income:
   Interest Income-3rd party                        --             --                    91
   Interest Income-Intercompany                     --             --               313,469
   Other Income-3rd party                           --             --           (26,641,892)
   Other Income-Intercompany                        --             --            (1,110,970)
   Interest Expense-3rd party                       --             --              (401,363)
   Interest Expense-Intercompany                    --             --                    --
                                        ----------------------------------------------------
  NET OTHER INCOME                                  --             --           (27,037,940)

EXCHANGE GAIN/(LOSS)                                --             --            (1,016,385)
                                        ----------------------------------------------------
PROFIT / (LOSS)
  BEFORE TAXES &
  REORG. EXPENSE                              (519,953)      (325,999)         (139,562,372)

NET REORGANIZATION EXPENSE                          --             --            12,004,534

INCOME TAX EXPENSE / (BENEFIT)              (1,067,686)    (1,340,116)           (6,902,890)
                                        ----------------------------------------------------
NET EARNINGS / (LOSS)                          547,733      1,014,117          (144,664,016)
                                        ====================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 2, 2002
(IN U.S. $'S)


                                                         POLAROID     POLAROID                             POLAROID     POLAROID
                                                          LATIN         ASIA        INNER      POLAROID      DIGITAL        ID
                                           POLAROID       AMERICA      PACIFIC      CITY,      EYEWEAR,    SOLUTIONS,    SYSTEMS,
                                         CORPORATION       CORP.         LTD.        INC.        INC.         INC.         INC.
                                        -------------------------------------------------------------------------------------------
Sales: 3rd party                           161,296,085     6,358,284           --        --           --      (255,152)   1,713,283
Intercompany-US to Foreign                  99,753,033            --           --        --          --            --          --
Intercompany-Domestic Subs                   1,621,458            --           --        --          --            --          --
Intercompany-Foreign to US                          --         4,580           --        --          --            --          --
Intercompany-Foreign Subs                           --     1,457,363           --        --          --            --          --
Intercompany Royalty                         7,625,784            --           --        --          --            --          --
                                        --------------------------------------------------------------------------------------------
  TOTAL NET SALES                          270,296,360     7,820,227           --        --          --      (255,152)   1,713,283

COS: 3rd party                             140,715,487     5,434,054      168,944        --          --        19,790    1,439,644
Intercompany                                80,284,051     1,538,363           --        --          --            --          --
Intercompany Royalty                                --            --           --        --          --            --          --
                                        --------------------------------------------------------------------------------------------
  TOTAL COS                                220,999,538     6,972,417      168,944        --          --        19,790    1,439,644

GROSS MARGIN                                49,296,822       847,810     (168,944)       --          --      (274,942)     273,639

Operating Expenses:
   Marketing                                43,277,007     1,542,477          534        --      (1,514)      786,093           --
   General & Administrative                 18,981,923            --           --       348          --            --           --
   Research & Engineering                   15,163,621            --           --        --          --            --           --
   Restructuring & Other                     1,010,669     1,128,996           --        --          --            --           --
   Severance                                        --        33,412           --        --          --            --           --
   Profit Sharing                            3,069,057            --           --        --          --            --           --
                                        --------------------------------------------------------------------------------------------
  TOTAL EXPENSES                            81,502,277     2,704,885          534       348      (1,514)      786,093           --
                                        --------------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS              (32,205,455)   (1,857,075)    (169,478)     (348)      1,514    (1,061,035)     273,639
Other Income:
    Interest Income-3rd party                       --            --           --         --          --            --           --
    Interest Income-Intercompany               155,138            --           --         --          --            --           --
    Other Income-3rd party                   5,836,677        22,280           --     33,004          --     4,817,483     (329,808)
    Other Income-Intercompany                 (116,851)       60,150           --         --          --            --           --
    Interest Expense-3rd party                 368,737        23,496           --         --          --            --          104
    Interest Expense-Intercompany                   --            --           --         --          --            --           --
                                        --------------------------------------------------------------------------------------------
  NET OTHER INCOME                           5,506,228        58,934           --     33,004          --     4,817,483     (329,912)

EXCHANGE GAIN/(LOSS)                        (2,277,582)       16,151           --         --    (135,370)           --           --
                                        --------------------------------------------------------------------------------------------
PROFIT/(LOSS) BEFORE
  TAXES & REORG. EXPENSE                   (28,976,810)   (1,781,990)    (169,478)    32,656    (133,856)    3,756,448      (56,273)

NET REORGANIZATION EXPENSE                   6,614,999        (1,097)          --         --          --          (393)          --

INCOME TAX EXPENSE/(BENEFIT)                   135,280            --           --         --          --            --           --
                                        --------------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                        (35,727,088)    (1,780,893)   (169,478)    32,656    (133,856)    3,756,841      (56,273)
                                        ============================================================================================



                                                         SUB                                      POLAROID
                                         POLAROID        DEBT             PRD          PRD        MEMORIAL     POLAROID
                                         MALAYSIA,     PARTNERS       INVESTMENT,    CAPITAL,       DRIVE      PARTNERS,    POLINT,
                                            LTD.         CORP.           INC.          INC.          LLC          INC.        INC.
                                        --------------------------------------------------------------------------------------------
Sales: 3rd party                            516,778           --              --          --             --            --       --
Intercompany-US to Foreign                       --           --              --          --             --            --       --
Intercompany-Domestic Subs                       --           --              --          --             --            --       --
Intercompany-Foreign to US                       --           --              --          --             --            --       --
Intercompany-Foreign Subs                        --           --              --          --             --            --       --
Intercompany Royalty                             --           --              --          --             --            --       --
                                        --------------------------------------------------------------------------------------------
  TOTAL NET SALES                           516,778           --              --          --             --            --       --

COS: 3rd party                              344,490           --              --          --             --            --       --
Intercompany                                     --           --              --          --             --            --       --
Intercompany Royalty                             --           --              --          --             --            --       --
                                        --------------------------------------------------------------------------------------------
  TOTAL COS                                 344,490           --              --          --             --            --       --

GROSS MARGIN                                172,288           --              --          --             --            --       --

Operating Expenses:
   Marketing                                 95,213           --              --          --             --            --       --
   General & Administrative                      --        1,090              --          --             --           586      467
   Research & Engineering                        --           --              --          --             --            --       --
   Restructuring & Other                         --           --              --          --             --            --       --
   Severance                                     --           --              --          --             --            --       --
   Profit Sharing                                --           --              --          --             --            --       --
                                        --------------------------------------------------------------------------------------------
  TOTAL EXPENSES                             95,213        1,090              --          --             --           586      467
                                        --------------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                77,075       (1,090)             --          --             --          (586)    (467)

    Interest Income-3rd party                     --           --             --          --             --            --       --
    Interest Income-Intercompany              47,342           --             --          --             --            --       --
    Other Income-3rd party                        16           --             --          --             --            --       --
    Other Income-Intercompany                     --           --             --          --             --            --       --
    Interest Expense-3rd party                   165           --             --          --             --            --       --
    Interest Expense-Intercompany                 --           --             --          --             --            --       --
                                        --------------------------------------------------------------------------------------------
  NET OTHER INCOME                            47,193           --             --          --             --            --       --

EXCHANGE GAIN/(LOSS)                          (8,169)          --             --          --             --            --       --
                                        --------------------------------------------------------------------------------------------
PROFIT/(LOSS) BEFORE
  TAXES & REORG. EXPENSE                     116,099        1,090             --          --             --          (586)    (467)

NET REORGANIZATION EXPENSE                        --           --             --          --             --            --       --

INCOME TAX EXPENSE/(BENEFIT)                  33,385           --             --          --             --            --       --
                                        --------------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                           82,714       (1,090)            --          --             --          (586)    (467)
                                        ============================================================================================


                                         POLAROID ASIA                                              POLAROID    POLAROID   POLAROID
                                            PACIFIC                  INTERNATIONAL                  EYEWEAR      DRY       ONLINE
                                         INTERNATIONAL,                POLAROID      MAG MEDIA,     FAR EAST    IMAGING    SERVICES,
                                              INC.       PMC, INC.       CORP.        LIMITED         INC.       LLC          INC.
                                        --------------------------------------------------------------------------------------------
Sales: 3rd party                                 --          --             --            --             --        --            --
Intercompany-US to Foreign                       --          --             --            --             --        --            --
Intercompany-Domestic Subs                       --          --             --            --             --        --            --
Intercompany-Foreign to US                       --          --             --            --             --        --            --
Intercompany-Foreign Subs                        --          --             --            --             --        --            --
Intercompany Royalty                             --          --             --            --             --        --            --
                                        --------------------------------------------------------------------------------------------
  TOTAL NET SALES                                --          --             --            --             --        --            --

COS: 3rd party                                   --          --             --            --             --        --            --
 Intercompany                                    --          --             --            --             --        --            --
 Intercompany Royalty                            --          --             --            --             --        --            --
                                        --------------------------------------------------------------------------------------------
  TOTAL COS                                      --          --             --            --             --        --            --

GROSS MARGIN                                     --          --             --            --             --        --            --

Operating Expenses:
 Marketing                                       --          --             --            --             --        --            --
 General & Administrative                        15         715             --           467             --        --            --
 Research & Engineering                          --          --             --            --             --        --            --
 Restructuring & Other                           --          --             --            --             --        --            --
 Severance                                       --          --             --            --             --        --            --
 Profit Sharing                                  --          --             --            --             --        --            --
                                        --------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                 15         715             --           467             --        --            --
                                        --------------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                   (15)       (715)            --          (467)            --        --            --

Other Income:
    Interest Income-3rd party                    --          --             --            --             --        --            --
    Interest Income-Intercompany Other           --          --             --            --             --        --            --
    Income-3rd party                             --          --             --            --             --        --            --
    Other Income-Intercompany
    Interest Expense-3rd party                   --          --             --            --             --        --            --
    Interest Expense-Intercompany                --          --             --            --             --        --            --
                                        --------------------------------------------------------------------------------------------
  NET OTHER INCOME                               --          --             --            --             --        --            --

EXCHANGE GAIN/(LOSS)                             --          --             --            --             --        --            --
                                        --------------------------------------------------------------------------------------------
PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE     (15)       (715)            --          (467)            --        --            --

NET REORGANIZATION EXPENSE                       --          --             --            --             --        --            --

INCOME TAX EXPENSE/(BENEFIT)                     --          --             --            --             --        --            --
                                        --------------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                             (15)       (715)            --          (467)            --        --            --
                                        ============================================================================================



                                                               US
                                             SUBTOTAL      ADJUSTMENTS      ELIMINATIONS       TOTAL
                                            ---------------------------------------------------------------
Sales: 3rd party                             169,629,278         --                   --     169,629,278
Intercompany-US to Foreign                    99,753,033         --             (839,126)     98,913,907
Intercompany-Domestic Subs                     1,621,458         --           (1,621,458)             --
Intercompany-Foreign to US                         4,580         --               (4,580)             --
Intercompany-Foreign Subs                      1,457,363         --                   --       1,457,363
Intercompany Royalty                           7,625,784         --                   --       7,625,784
                                            ---------------------------------------------------------------
  TOTAL NET SALES                            280,091,496         --           (2,465,164)    277,626,332

COS: 3rd party                               148,122,409         --             (694,637)    147,427,773
 Intercompany                                 81,822,414         --           (1,211,611)     80,610,803
 Intercompany Royalty                                 --         --                   --              --
                                            ---------------------------------------------------------------
  TOTAL COS                                  229,944,823         --           (1,906,247)    228,038,576

GROSS MARGIN                                  50,146,673         --             (558,917)     49,587,756

Operating Expenses:
    Marketing                                 45,699,810         --                   --      45,699,810
    General & Administrative                  18,985,611         --                   --      18,985,611
    Research & Engineering                    15,163,621         --                   --      15,163,621
    Restructuring & Other                      2,139,665         --               36,020       2,175,685
    Severance                                     33,412         --              (35,000)         (1,588)
    Profit Sharing                             3,069,057         --                   --       3,069,057
                                            ---------------------------------------------------------------
  TOTAL EXPENSES                              85,091,176         --                1,020      85,092,196
                                            ---------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                (34,944,503)        --             (559,937)    (35,504,440)

Other Income:
    Interest Income-3rd party                         --         --                   --              --
    Interest Income-Intercompany                 202,480         --                   --         202,480
    Other Income-3rd party                    10,379,652         --                   --      10,379,652
    Other Income-Intercompany                    (56,701)        --                   --         (56,701)
    Interest Expense-3rd party                   392,502         --                   --         392,502
    Interest Expense-Intercompany                     --         --                   --              --
                                            -----------------------------------------------------------
  NET OTHER INCOME                            10,132,930         --                   --      10,132,930

EXCHANGE GAIN/(LOSS)                          (2,404,970)        --                   --      (2,404,970)
                                            ---------------------------------------------------------------
PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE  (27,216,544)        --             (559,937)    (27,776,481)
NET REORGANIZATION EXPENSE                     6,613,509         --                   --       6,613,509
INCOME TAX EXPENSE/(BENEFIT)                     168,665         --           (1,046,871)       (878,206)
                                            ---------------------------------------------------------------
NET EARNINGS/(LOSS)                          (33,998,717)        --              486,934     (33,511,783)
                                            ===============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Operations
For the period from April 1, 2002 through June 2, 2002

(IN U.S. $'S)


                                                          Polaroid    Polaroid Latin  Polaroid Asia                      Polaroid
                                                         Corporation   America Corp.   Pacific Ltd.  Inner City, Inc.  Eyewear, Inc.
                                                         ---------------------------------------------------------------------------
Sales:  3rd party                                        67,157,465     2,486,579             -            -                  -
Intercompany-US to Foreign                               41,218,006             -             -            -                  -
Intercompany-Domestic Subs                                        -             -             -            -                  -
Intercompany-Foreign to US                                        -           517             -            -                  -
Intercompany-Foreign Subs                                         -       388,163             -            -                  -
Intercompany Royalty                                      3,097,636             -             -            -                  -
                                                         ---------------------------------------------------------------------------
     TOTAL NET SALES                                     111,473,107    2,875,259             -            -                  -

COS:  3rd party                                          57,675,032     1,858,267        99,091            -                  -
          Intercompany                                   35,163,115       387,164             -            -                  -
          Intercompany Royalty                                    -             -             -            -                  -
                                                         ---------------------------------------------------------------------------
      TOTAL COS                                          92,838,147     2,245,431        99,091            -                  -

GROSS MARGIN                                             18,634,960       629,828       (99,091)           -                  -

Operating Expenses:
          Marketing                                      15,414,118       589,251            (1)           -             (2,000)
          General & Administrative                        8,082,776             -             -            -                  -
          Research & Engineering                          5,661,542             -             -            -                  -
          Restructuring & Other                             483,362     1,059,830             -            -                  -
          Severance                                               -        (5,823)            -            -                  -
          Profit Sharing                                    353,665             -             -            -                  -
                                                         ---------------------------------------------------------------------------
     TOTAL EXPENSES                                      29,995,464     1,643,258            (1)           -             (2,000)

                                                         ---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                          (11,360,504)  (1,013,430)      (99,090)           -              2,000

Other Income:
          Interest Income - 3rd party                             -             -             -            -                  -
          Interest Income - Intercompany                     39,027             -             -            -                  -
          Other Income - 3rd party                          303,652        (9,818)            -            -                  -
          Other Income - Intercompany                      (104,436)       60,150             -            -                  -
          Interest Expense - 3rd party                      120,075         5,540             -            -                  -
          Interest Expense - Intercompany                         -             -             -            -                  -
                                                         ---------------------------------------------------------------------------
     NET OTHER INCOME                                       118,168        44,792             -            -                  -

EXCHANGE GAIN/(LOSS)                                     (1,560,081)            -             -            -             (8,205)
                                                         ---------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE            (12,802,416)    (968,638)      (99,090)           -             (6,205)

NET REORGANIZATION EXPENSE                                2,639,424             -             -            -                  -

INCOME TAX EXPENSE / (BENEFIT)                               22,685             -             -            -                  -

                                                         ---------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                    (15,464,525)    (968,638)      (99,090)           -             (6,205)
                                                         ===========================================================================




                                                         Polaroid Digital  Polaroid ID    Polaroid       Sub Debt          PRD
                                                            Solutions,       Systems,     Malaysia,      Partners      Investment,
                                                               Inc.            Inc.         Ltd            Corp.           Inc.
                                                         ---------------------------------------------------------------------------
Sales:  3rd party                                                     -     589,628       233,639             -            -
Intercompany-US to Foreign                                            -           -             -             -            -
Intercompany-Domestic Subs                                            -           -             -             -            -
Intercompany-Foreign to US                                            -           -             -             -            -
Intercompany-Foreign Subs                                             -           -             -             -            -
Intercompany Royalty                                                  -           -             -             -            -
                                                         ---------------------------------------------------------------------------
     TOTAL NET SALES                                                  -     589,628       233,639             -            -

COS:  3rd party                                                       -     707,991       146,510             -            -
          Intercompany                                                -           -             -             -            -
          Intercompany Royalty                                        -           -             -             -            -
                                                         ---------------------------------------------------------------------------
     TOTAL COS                                                        -     707,991       146,510             -            -

GROSS MARGIN                                                          -    (118,363)       87,129             -            -

Operating Expenses:
          Marketing                                                   -           -        44,306             -            -
          General & Administrative                                    -           -             -             -            -
          Research & Engineering                                      -           -             -             -            -
          Restructuring & Other                                       -           -             -             -            -
          Severance                                                   -           -             -             -            -
          Profit Sharing                                              -           -             -             -            -
                                                         ---------------------------------------------------------------------------
     TOTAL EXPENSES                                                   -           -        44,306             -            -

                                                         ---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                       -    (118,363)       42,823             -            -

Other Income:
          Interest Income - 3rd party                                 -           -             -             -            -
          Interest Income - Intercompany                              -           -        14,656             -            -
          Other Income - 3rd party                                    -      (9,382)            -             -            -
          Other Income - Intercompany                                 -           -             -             -            -
          Interest Expense - 3rd party                                -         104            51             -            -
          Interest Expense - Intercompany                             -           -             -             -            -
                                                         ---------------------------------------------------------------------------
     NET OTHER INCOME                                                 -      (9,486)       14,605             -            -

EXCHANGE GAIN/(LOSS)                                                  -           -        (7,813)            -            -
                                                         ---------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                         -    (127,849)       49,615             -            -

NET REORGANIZATION EXPENSE                                            -           -             -             -            -

INCOME TAX EXPENSE / (BENEFIT)                                        -           -        14,737             -            -

                                                         ---------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                                 -    (127,849)       34,878             -            -
                                                         ===========================================================================






                                                                      Polaroid                              Polaroid Asia
                                                            PRD       Memorial       Polaroid     Polint,       Pacific      PMC,
                                                        Capital, Inc. Drive LLC    Partners, Inc   Inc       International,  Inc.
                                                         ---------------------------------------------------------------------------
Sales:  3rd party                                            -               -           -            -              -         -
Intercompany-US to Foreign                                   -               -           -            -              -         -
Intercompany-Domestic Subs                                   -               -           -            -              -         -
Intercompany-Foreign to US                                   -               -           -            -              -         -
Intercompany-Foreign Subs                                    -               -           -            -              -         -
Intercompany Royalty                                         -               -           -            -              -         -
                                                         ---------------------------------------------------------------------------
     TOTAL NET SALES                                         -               -           -            -              -         -

COS:  3rd party                                              -               -           -            -              -         -
          Intercompany                                       -               -           -            -              -         -
          Intercompany Royalty                               -               -           -            -              -         -
                                                         ---------------------------------------------------------------------------
      TOTAL COS                                              -               -           -            -              -         -

GROSS MARGIN                                                 -               -           -            -              -         -

Operating Expenses:
          Marketing                                          -               -           -            -              -         -
          General & Administrative                           -               -         100            -             15         -
          Research & Engineering                             -               -           -            -              -         -
          Restructuring & Other                              -               -           -            -              -         -
          Severance                                          -               -           -            -              -         -
          Profit Sharing                                     -               -           -            -              -         -
                                                         ---------------------------------------------------------------------------
     TOTAL EXPENSES                                          -               -         100            -             15         -

                                                         ---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                              -               -        (100)           -            (15)        -

Other Income:
          Interest Income - 3rd party                        -               -           -            -              -         -
          Interest Income - Intercompany                     -               -           -            -              -         -
          Other Income - 3rd party                           -               -           -            -              -         -
          Other Income - Intercompany                        -               -           -            -              -         -
          Interest Expense - 3rd party                       -               -           -            -              -         -
          Interest Expense - Intercompany                    -               -           -            -              -         -
                                                         ---------------------------------------------------------------------------
     NET OTHER INCOME                                        -               -           -            -              -         -

EXCHANGE GAIN/(LOSS)                                         -               -           -            -              -         -
                                                         ---------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                -               -        (100)           -            (15)        -

NET REORGANIZATION EXPENSE                                   -               -           -            -              -         -

INCOME TAX EXPENSE / (BENEFIT)                               -               -           -            -              -         -

                                                         ---------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                        -               -        (100)           -            (15)        -
                                                         ===========================================================================




                                                                                                                       Polaroid
                                                         International  Mag Media,  Polaroid Eyewear   Polaroid Dry     Online
                                                         Polaroid Corp.   Limited   Far East Inc.      Imaging LLC   Services, Inc.
                                                         ---------------------------------------------------------------------------
Sales:  3rd party                                                     -           -              -          -           -
Intercompany-US to Foreign                                            -           -              -          -           -
Intercompany-Domestic Subs                                            -           -              -          -           -
Intercompany-Foreign to US                                            -           -              -          -           -
Intercompany-Foreign Subs                                             -           -              -          -           -
Intercompany Royalty                                                  -           -              -          -           -
                                                         -----------------------------------------------------------------
     TOTAL NET SALES                                                  -           -              -          -           -

COS:  3rd party                                                       -           -              -          -           -
          Intercompany                                                -           -              -          -           -
          Intercompany Royalty                                        -           -              -          -           -
                                                         -----------------------------------------------------------------
      TOTAL COS                                                       -           -              -          -           -

GROSS MARGIN                                                          -           -              -          -           -

Operating Expenses:
          Marketing                                                   -           -              -          -           -
          General & Administrative                                    -           -              -          -           -
          Research & Engineering                                      -           -              -          -           -
          Restructuring & Other                                       -           -              -          -           -
          Severance                                                   -           -              -          -           -
          Profit Sharing                                              -           -              -          -           -
                                                         -----------------------------------------------------------------
               TOTAL EXPENSES                                         -           -              -          -           -
                                                         -----------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                       -           -              -          -           -

Other Income:                                                         -           -              -          -           -
          Interest Income - 3rd party                                 -           -              -          -           -
          Interest Income - Intercompany                              -           -              -          -           -
          Other Income - 3rd party                                    -           -              -          -           -
          Other Income - Intercompany                                 -           -              -          -           -
          Interest Expense - 3rd party                                -           -              -          -           -
          Interest Expense - Intercompany                             -           -              -          -           -
                                                         -----------------------------------------------------------------
     NET OTHER INCOME                                                 -           -              -          -           -

EXCHANGE GAIN/(LOSS)                                                  -           -              -          -           -
                                                         -----------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                         -           -              -          -           -

NET REORGANIZATION EXPENSE                                            -           -              -          -           -

INCOME TAX EXPENSE / (BENEFIT)                                        -           -              -          -           -
                                                         -----------------------------------------------------------------
NET EARNINGS / (LOSS)                                                 -           -              -          -           -
                                                         =================================================================





                                                          Subtotal    US Adjustments   Eliminations               Total
                                                         -----------------------------------------------------------------
Sales:  3rd party                                          70,467,311            -               -              70,467,311
Intercompany-US to Foreign                                 41,218,006            -        (525,227)             40,692,779
Intercompany-Domestic Subs                                         -             -               -                       -
Intercompany-Foreign to US                                        517            -            (517)                      -
Intercompany-Foreign Subs                                     388,163            -               -                 388,163
Intercompany Royalty                                        3,097,636            -               -               3,097,636
                                                         -----------------------------------------------------------------

     TOTAL NET SALES                                      115,171,633            -        (525,744)            114,645,889

COS:  3rd party                                            60,486,891            -        (280,608)             60,206,283
          Intercompany                                     35,550,279            -      (2,140,062)             33,410,217
          Intercompany Royalty                                      -            -               -                       -
                                                         -----------------------------------------------------------------
      TOTAL COS                                            96,037,170            -      (2,420,670)             93,616,500

GROSS MARGIN                                               19,134,463            -       1,894,926              21,029,389

Operating Expenses:
          Marketing                                        16,045,674            -               -              16,045,674
          General & Administrative                          8,082,891          (15)              -               8,082,876
          Research & Engineering                            5,661,542            -               -               5,661,542
          Restructuring & Other                             1,543,192            -          36,020               1,579,212
          Severance                                            (5,823)           -          11,000                   5,177
          Profit Sharing                                      353,665            -               -                 353,665
                                                         -----------------------------------------------------------------
     TOTAL EXPENSES                                        31,681,142          (15)         47,020              31,728,147

                                                         -----------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           (12,546,679)          15       1,847,906             (10,698,758)

Other Income:
          Interest Income - 3rd party                               -            -                                       -
          Interest Income - Intercompany                       53,683            -                                  53,683
          Other Income - 3rd party                            284,452            -                                 284,452
          Other Income - Intercompany                         (44,286)           -                                 (44,286)
          Interest Expense - 3rd party                        125,770            -                                 125,770
          Interest Expense - Intercompany                           -            -                                       -
                                                         -----------------------------------------------------------------
     NET OTHER INCOME                                         168,079            -               -                 168,079

EXCHANGE GAIN/(LOSS)                                       (1,576,099)           -               -              (1,576,099)
                                                         -----------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             (13,954,698)          15       1,847,906             (12,106,777)

NET REORGANIZATION EXPENSE                                  2,639,424            -                               2,639,424

INCOME TAX EXPENSE / (BENEFIT)                                 37,422            -        (138,949)               (101,527)
                                                         -----------------------------------------------------------------
NET EARNINGS / (LOSS)                                     (16,631,544)          15       1,986,855             (14,644,674)
                                                         =================================================================



POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 6, 2002 THROUGH JUNE 2, 2002

(IN U.S. $'S)

                                                            POLAROID      POLAROID                     POLAROID
                                                              LATIN         ASIA     INNER  POLAROID    DIGITAL      POLAROID
                                                 POLAROID    AMERICA       PACIFIC   CITY,  EYEWEAR,   SOLUTIONS,   ID SYSTEMS,
                                               CORPORATION    CORP.          LTD.     INC.    INC.        INC.          INC.
                                              --------------------------------------------------------------------------------------
Sales: 3rd party                               36,221,844     1,391,583        --      --      --         --           260,759
Intercompany-US to Foreign                     20,083,415          --          --      --      --         --             --
Intercompany-Domestic Subs                           --            --          --      --      --         --             --
Intercompany-Foreign to US                           --             517        --      --      --         --             --
Intercompany-Foreign Subs                            --         269,062        --      --      --         --             --
Intercompany Royalty                            1,441,942          --          --      --      --         --             --
                                              --------------------------------------------------------------------------------------
    TOTAL NET SALES                            57,747,201     1,661,162        --      --      --         --           260,759

COS: 3rd party                                 30,529,882     1,091,812      59,592    --      --         --           499,556
     Intercompany                              15,359,106       273,018        --      --      --         --              --
     Intercompany Royalty                            --            --          --      --      --         --              --
                                              --------------------------------------------------------------------------------------
    TOTAL COS                                  45,888,988     1,364,830      59,592    --      --         --           499,556

GROSS MARGIN                                   11,858,213       296,332     (59,592)   --      --         --          (238,797)

Operating Expenses:
      Marketing                                 8,241,568       306,928          (1)   --      --         --          (176,841)
      General & Administrative                  4,045,488          --          --      --      --         --              --
      Research & Engineering                    2,695,536          --          --      --      --         --              --
      Restructuring & Other                          --           4,578        --      --      --         --              --
      Severance                                      --            --          --      --      --         --              --
      Profit Sharing                                 --            --          --      --      --         --              --
                                              --------------------------------------------------------------------------------------
    TOTAL EXPENSES                             14,982,591       311,506          (1)   --      --         --          (176,841)

                                              --------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                  (3,124,378)      (15,174)    (59,591)   --      --         --           (61,956)

Other Income:
      Interest Income - 3rd party                    --            --          --      --      --         --              --
      Interest Income - Intercompany                 --            --          --      --      --         --              --
      Other Income - 3rd party                    121,660           210        --      --      --         --            (9,382)
      Other Income - Intercompany                 160,721          --          --      --      --         --              --
      Interest Expense - 3rd party                 74,267         1,512        --      --      --         --              --
      Interest Expense - Intercompany                --            --          --      --      --         --              --
                                              --------------------------------------------------------------------------------------
    NET OTHER INCOME                              208,114        (1,302)       --      --      --         --            (9,382)

EXCHANGE GAIN/(LOSS)                             (521,954)         --          --      --      --         --              --
                                              --------------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE    (3,438,218)      (16,476)    (59,591)   --      --         --           (71,338)

NET REORGANIZATION EXPENSE                        813,901          --          --      --      --         --              --

INCOME TAX EXPENSE/(BENEFIT)                       16,732          --          --      --      --         --              --
                                              --------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                            (4,268,851)      (16,476)    (59,591)   --      --         --           (71,338)
                                              ======================================================================================





POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 6, 2002 THROUGH JUNE 2, 2002

(IN U.S. $'S)

                                              POLAROID      SUB DEBT          PRD         PRD        POLAROID     POLAROID
                                              MALAYSIA,     PARTNERS      INVESTMENT,   CAPITAL,     MEMORIAL     PARTNERS,  POLINT,
                                                 LTD.         CORP.          INC.         INC.      DRIVE LLC       INC.      INC.
                                              --------------------------------------------------------------------------------------
Sales: 3rd party                               168,746         --            --            --            --          --       --
Intercompany-US to Foreign                        --           --            --            --            --          --       --
Intercompany-Domestic Subs                        --           --            --            --            --          --       --
Intercompany-Foreign to US                        --           --            --            --            --          --       --
Intercompany-Foreign Subs                         --           --            --            --            --          --       --
Intercompany Royalty                              --           --            --            --            --          --       --
                                              --------------------------------------------------------------------------------------
  TOTAL NET SALES                              168,746         --            --            --            --          --       --

COS: 3rd party                                 103,355         --            --            --            --          --       --
     Intercompany                                 --           --            --            --            --          --       --
     Intercompany Royalty                         --           --            --            --            --          --       --
                                              --------------------------------------------------------------------------------------
  TOTAL COS                                    103,355         --            --            --            --          --       --

GROSS MARGIN                                    65,391         --            --            --            --          --       --

Operating Expenses:
    Marketing                                   31,830         --            --            --            --          --       --
    General & Administrative                      --           --            --            --            --         100       --
    Research & Engineering                        --           --            --            --            --          --       --
    Restructuring & Other                         --           --            --            --            --          --       --
    Severance                                     --           --            --            --            --          --       --
    Profit Sharing                                --           --            --            --            --          --       --
                                              --------------------------------------------------------------------------------------
  TOTAL EXPENSES                                31,830         --            --            --            --         100       --

                                              --------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                   33,561         --            --            --            --        (100)      --

Other Income:
    Interest Income - 3rd party                   --           --            --            --            --          --       --
    Interest Income - Intercompany               4,667         --            --            --            --          --       --
    Other Income - 3rd party                      --           --            --            --            --          --       --
    Other Income - Intercompany                   --           --            --            --            --          --       --
    Interest Expense - 3rd party                    29         --            --            --            --          --       --
    Interest Expense - Intercompany               --           --            --            --            --          --       --
                                              --------------------------------------------------------------------------------------
  NET OTHER INCOME                               4,638         --            --            --            --          --       --

EXCHANGE GAIN/(LOSS)                            (3,336)        --            --            --            --          --       --
                                              --------------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE     34,863         --            --            --            --        (100)      --

NET REORGANIZATION EXPENSE                        --           --            --            --            --          --       --

INCOME TAX EXPENSE/(BENEFIT)                    10,526         --            --            --            --          --       --
                                              --------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                             24,337         --            --            --            --        (100)      --
                                              ======================================================================================





POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 6, 2002 THROUGH JUNE 2, 2002

(IN U.S. $'S)

                                              POLAROID ASIA                                        POLAROID                POLAROID
                                                 PACIFIC               INTERNATIONAL     MAG       EYEWEAR     POLAROID     ONLINE
                                              INTERNATIONAL,   PMC,       POLAROID      MEDIA,     FAR EAST      DRY       SERVICES,
                                                  INC.         INC.         CORP.      LIMITED       INC.     IMAGING LLC    INC.
                                              --------------------------------------------------------------------------------------
Sales: 3rd party                                    --         --            --           --          --         --           --
Intercompany-US to Foreign                          --         --            --           --          --         --           --
Intercompany-Domestic Subs                          --         --            --           --          --         --           --
Intercompany-Foreign to US                          --         --            --           --          --         --           --
Intercompany-Foreign Subs                           --         --            --           --          --         --           --
Intercompany Royalty                                --         --            --           --          --         --           --
                                              --------------------------------------------------------------------------------------
  TOTAL NET SALES                                   --         --            --           --          --         --           --

COS: 3rd party                                      --         --            --           --          --         --           --
     Intercompany                                   --         --            --           --          --         --           --
     Intercompany Royalty                           --         --            --           --          --         --           --
                                              --------------------------------------------------------------------------------------
  TOTAL COS                                         --         --            --           --          --         --           --

GROSS MARGIN                                        --         --            --           --          --         --           --

Operating Expenses:
    Marketing                                       --         --            --           --          --         --           --
    General & Administrative                        --         --            --           --          --         --           --
    Research & Engineering                          --         --            --           --          --         --           --
    Restructuring & Other                           --         --            --           --          --         --           --
    Severance                                       --         --            --           --          --         --           --
    Profit Sharing                                  --         --            --           --          --         --           --
                                              --------------------------------------------------------------------------------------
  TOTAL EXPENSES                                    --         --            --           --          --         --           --

                                              --------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                       --         --            --           --          --         --           --

Other Income:
    Interest Income - 3rd party                     --         --            --           --          --         --           --
    Interest Income - Intercompany                  --         --            --           --          --         --           --
    Other Income - 3rd party                        --         --            --           --          --         --           --
    Other Income - Intercompany                     --         --            --           --          --         --           --
    Interest Expense - 3rd party                    --         --            --           --          --         --           --
    Interest Expense - Intercompany                 --         --            --           --          --         --           --
                                              --------------------------------------------------------------------------------------
  NET OTHER INCOME                                  --         --            --           --          --         --           --

EXCHANGE GAIN/(LOSS)                                --         --            --           --          --         --           --
                                              --------------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE         --         --            --           --          --         --           --

NET REORGANIZATION EXPENSE                          --         --            --           --          --         --           --

INCOME TAX EXPENSE/(BENEFIT)                        --         --            --           --          --         --           --
                                              --------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                                --          --            --           --          --         --           --
                                              ======================================================================================





POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 6, 2002 THROUGH JUNE 2, 2002

(IN U.S. $'S)

                                               SUBTOTAL      US ADJUSTMENTS    ELIMINATIONS           TOTAL
                                              -----------------------------------------------------------------
Sales: 3rd party                              38,042,932           --                --             38,042,932
Intercompany-US to Foreign                    20,083,415           --             (335,379)         19,748,036
Intercompany-Domestic Subs                        --               --                --                 --
Intercompany-Foreign to US                           517           --                 (517)             --
Intercompany-Foreign Subs                        269,062           --                --               269,062
Intercompany Royalty                           1,441,942           --                --             1,441,942
                                              -----------------------------------------------------------------
  TOTAL NET SALES                             59,837,868           --             (335,896)         59,501,972

COS: 3rd party                                32,284,197           --             (294,298)         31,989,899
     Intercompany                             15,632,124           --           (2,940,059)         12,692,065
     Intercompany Royalty                         --               --                --                 --
                                              -----------------------------------------------------------------
  TOTAL COS                                   47,916,321           --           (3,234,357)         44,681,964

GROSS MARGIN                                  11,921,547           --            2,898,461          14,820,008

Operating Expenses:
    Marketing                                  8,403,484           --                --              8,403,484
    General & Administrative                   4,045,588           --                --              4,045,588
    Research & Engineering                     2,695,536           --                --              2,695,536
    Restructuring & Other                          4,578           --               36,020              40,598
    Severance                                     --               --                --                --
    Profit Sharing                                --               --                --                --
                                              -----------------------------------------------------------------
  TOTAL EXPENSES                              15,149,185           --               36,020          15,185,205

                                              -----------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                 (3,227,638)          --            2,862,441            (365,197)

Other Income:
    Interest Income - 3rd party                   --               --                                   --
    Interest Income - Intercompany                 4,667           --                                    4,667
    Other Income - 3rd party                     112,488           --                                  112,488
    Other Income - Intercompany                  160,721           --                                  160,721
    Interest Expense - 3rd party                  75,808           --                                   75,808
    Interest Expense - Intercompany               --               --                                   --
                                              -----------------------------------------------------------------
  NET OTHER INCOME                               202,068           --                                  202,068

EXCHANGE GAIN/(LOSS)                            (525,290)          --                                 (525,290)
                                              -----------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE   (3,550,860)          --            2,862,441            (688,419)

NET REORGANIZATION EXPENSE                       813,901           --                                  813,901

INCOME TAX EXPENSE/(BENEFIT)                      27,258           --              232,359             259,617
                                              -----------------------------------------------------------------
NET EARNINGS/(LOSS)                           (4,392,019)          --            2,630,082          (1,761,937)
                                              =================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF JUNE 2, 2002
(IN U.S. $'S)


                                                   POLAROID      POLAROID LATIN      POLAROID ASIA                       POLAROID
                                                 CORPORATION      AMERICA CORP.       PACIFIC LTD.   INNER CITY, INC.  EYEWEAR, INC.
                                            ----------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                       105,992,890         1,087,404            15,308           10,031               -

NET RECEIVABLES - THIRD PARTY                     44,084,489         3,628,671               -             17,186               -
NET RECEIVABLES - INTERCOMPANY                    44,692,565        13,245,720         8,846,522              -           2,367,501
NET INVENTORIES                                  135,497,621         1,479,029               -                -                 -
TOTAL PREPAID EXPENSES                             7,575,575           966,897            43,500              -                 -

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             337,843,140        20,407,721         8,905,330           27,217         2,367,501
                                            ----------------------------------------------------------------------------------------

NET FIXED ASSETS                                 236,937,806           770,299               -                -                 -

TOTAL OTHER NON-CURRENT ASSETS                   129,439,958         1,939,429         3,195,000              -           5,354,760

                                            ----------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                         366,377,765         2,709,728         3,195,000              -           5,354,760

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                     704,220,905        23,117,449        12,100,330           27,217         7,722,261
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

LIABILITIES
POST-PETITION NOTES                                5,619,628               -                 -                -                 -
POST-PETITION PAYABLES - THIRD PARTY              23,542,844          (336,861)              -                 25               -
POST-PETITION PAYABLES - INTERCOMPANY             23,669,667        (6,421,724)           28,577              -                 -
TOTAL POST-PETITION ACCRUALS                      46,990,367           410,261            87,513            2,677           499,000

                                            ----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES           99,822,506        (6,348,324)          116,090            2,702           499,000

TOTAL POST-PETITION NON-CURRENT LIABILITIES              -               8,639               -                -                 -

TOTAL PREPETITION  LIABILITIES                 1,205,682,694        26,448,030         1,341,095       12,685,007         8,384,862

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES                              1,305,505,200        20,108,345         1,457,185       12,687,709         8,883,862

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)          (601,284,295)        3,009,104        10,643,145      (12,660,492)       (1,161,601)

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)           704,220,905        23,117,449        12,100,330           27,217         7,722,261
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------



                                            POLAROID DIGITAL     POLAROID ID    POLAROID        SUB DEBT           PRD
                                             SOLUTIONS, INC.    SYSTEMS, INC.  MALAYSIA, LTD.  PARTNERS CORP.  INVESTMENT, INC.
                                            ----------------------------------------------------------------------------------------

ASSETS

TOTAL CASH                                         -              432,356        139,309            -              -

NET RECEIVABLES - THIRD PARTY                      -              865,012        190,647            -              -
NET RECEIVABLES - INTERCOMPANY                     -           41,229,628      4,612,587        516,903         50,000
NET INVENTORIES                                    -              271,186            -              -              -
TOTAL PREPAID EXPENSES                             -                  -           85,311          2,557            -

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                               -           42,798,182      5,027,854        519,460         50,000
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------


NET FIXED ASSETS                                   -                  -            5,919            -              -

TOTAL OTHER NON-CURRENT ASSETS                     -                  -              -              -          600,000


                                            ----------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                           -                  -            5,919            -          600,000

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                       -           42,798,182      5,033,773        519,460        650,000
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

LIABILITIES
POST-PETITION NOTES                                -                  -              -              -              -
POST-PETITION PAYABLES - THIRD PARTY               -               67,831         13,417            -              -
POST-PETITION PAYABLES - INTERCOMPANY              -                  -          108,074            -              -
TOTAL POST-PETITION ACCRUALS                       -              370,335         83,438            -              -

                                            ----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES            -              438,166        204,929            -              -

TOTAL POST-PETITION NON-CURRENT LIABILITIES        -                  -              -              -              -

TOTAL PREPETITION  LIABILITIES                     -              828,812        356,359            673            294

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                  -            1,266,978        561,288            673            294

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)             -           41,531,204      4,472,485        518,787        649,706

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)             -           42,798,182      5,033,773        519,460        650,000
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------



                                                                                                                    POLAROID
                                                                                                                      AXIS
                                                 PRD        POLAROID MEMORIAL     POLAROID                           PACIFIC
                                            CAPITAL, INC.        DRIVE LLC     PARTNERS, INC.    POLINT, INC.   INTERNATIONAL, INC.
                                            ----------------------------------------------------------------------------------------

ASSETS

TOTAL CASH                                         -                 -                -                 -              56,455

NET RECEIVABLES - THIRD PARTY                      -                 -                -                 -               4,375
NET RECEIVABLES - INTERCOMPANY                  99,909            99,500              -                 -             124,186
NET INVENTORIES                                    -                 -                -                 -                 -
TOTAL PREPAID EXPENSES                             -                 -                -                 -              10,345

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            99,909            99,500              -                 -             195,361
                                            ----------------------------------------------------------------------------------------

NET FIXED ASSETS                                   -                 -                -                 -              19,475

TOTAL OTHER NON-CURRENT ASSETS              29,100,000               -              1,000               -                 -

                                            ----------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                    29,100,000               -              1,000               -              19,475

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                29,199,909            99,500            1,000               -             214,836
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
LIABILITIES
POST-PETITION NOTES                                 -                -                -                 -                 -
POST-PETITION PAYABLES - THIRD PARTY                -                -                -                 -                 -
POST-PETITION PAYABLES - INTERCOMPANY               -                -                -                 -            (157,310)
TOTAL POST-PETITION ACCRUALS                        -                -                -                 -              75,816

                                            ----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES             -                -                -                 -             (81,494)

TOTAL POST-PETITION NON-CURRENT LIABILITIES         -                -                -                 -                 -

TOTAL PREPETITION  LIABILITIES                      806              -              1,536             2,424           246,345

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                   806              -              1,536             2,424           164,851

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)       29,199,103           99,500             (536)           (2,424)           49,985

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)       29,199,909           99,500            1,000               -             214,836
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------






                                                                                                                        POLAROID
                                                           INTERNATIONAL   MAG MEDIA,  POLAROID EYEWEAR  POLAROID DRY    ONLINE
                                               PMC, INC.   POLAROID CORP.   LIMITED     FAR EAST INC.    IMAGING LLC  SERVICES, INC.
                                            ----------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                          -           -               -              -                -           -

NET RECEIVABLES - THIRD PARTY                       -           -               -              -                -           -
NET RECEIVABLES - INTERCOMPANY                      -        850,299            -              -                -           -
NET INVENTORIES                                     -           -               -              -                -           -
TOTAL PREPAID EXPENSES                              -           -               -              -                -           -

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                -        850,299            -              -                -           -

                                            ----------------------------------------------------------------------------------------
NET FIXED ASSETS                                    -           -               -              -                -           -

TOTAL OTHER NON-CURRENT ASSETS                      -           -               -              -                -           -

                                            ----------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                            -           -               -              -                -           -

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                        -        850,299            -              -                -           -
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

LIABILITIES
POST-PETITION NOTES                                 -           -               -              -                -           -
POST-PETITION PAYABLES - THIRD PARTY                -           -               -              -                -           -
POST-PETITION PAYABLES - INTERCOMPANY               -           -               -              -                -           -
TOTAL POST-PETITION ACCRUALS                        -           -               -              -                -           -

                                            ----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES             -           -               -              -                -           -

TOTAL POST-PETITION NON-CURRENT LIABILITIES         -           -               -              -                -           -

TOTAL PREPETITION  LIABILITIES                  1,226,381       -           10,217,031         -                -           -


TOTAL LIABILITIES                               1,226,381       -           10,217,031         -                -           -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)         (1,226,381)   850,299       (10,217,031)        -                -           -

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)              -        850,299            -              -                -           -
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------











                                              SUBTOTAL          US ADJUSTMENTS   ELIMINATIONS         TOTAL
                                            ----------------------------------------------------------------------------------------

ASSETS

TOTAL CASH                                    107,733,753               -                 -         107,733,753

NET RECEIVABLES - THIRD PARTY                  48,790,380               -                 -          48,790,380
NET RECEIVABLES - INTERCOMPANY                116,735,320               -         (43,623,714)       73,111,606
NET INVENTORIES                               137,247,836               -          (1,351,471)      135,896,365
TOTAL PREPAID EXPENSES                          8,684,185               -           2,041,891        10,726,076

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                          419,191,474               -         (42,933,294)      376,258,180

                                            ----------------------------------------------------------------------------------------
NET FIXED ASSETS                              237,733,499               -                 -         237,733,499

TOTAL OTHER NON-CURRENT ASSETS                169,630,147       (78,561,939)         (150,000)       90,918,208

                                            ----------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                      407,363,646       (78,561,939)         (150,000)      328,651,707

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                  826,555,121       (78,561,939)      (43,083,294)      704,909,887
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

LIABILITIES
POST-PETITION NOTES                             5,619,628               -                 -           5,619,628
POST-PETITION PAYABLES - THIRD PARTY           23,287,257               -                 -          23,287,257
POST-PETITION PAYABLES - INTERCOMPANY          17,227,284               -          (1,569,342)       15,657,942
TOTAL POST-PETITION ACCRUALS                   48,519,407               -              47,020        48,566,427

                                            ----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES        94,653,575               -          (1,522,322)       93,131,254

TOTAL POST-PETITION NON-CURRENT LIABILITIES         8,639               -                 -               8,639

TOTAL PREPETITION  LIABILITIES              1,267,422,349               -         (41,306,338)    1,226,116,011

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES                           1,362,084,563               -         (42,828,659)    1,319,255,904

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)       (535,529,442)      (78,561,939)         (254,635)     (614,346,016)

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)        826,555,121       (78,561,939)      (43,083,294)      704,909,887
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 2, 2002
(in U.S. $'s)

                                                      POLAROID    POLAROID                         POLAROID    POLAROID
                                                       LATIN        ASIA                POLAROID   DIGITAL        ID     POLAROID
                                        POLAROID      AMERICA     PACIFIC     INNER      EYEWEAR,  SOLUTIONS,  SYSTEMS,  MALAYSIA,
                                       CORPORATION     CORP.        LTD.    CITY, INC.     INC.       INC.       INC.      LTD.
                                      --------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                            245,858,030           -          -           -          -           -        -        -
  Non-Interest Overdrafts                         -           -          -           -          -           -        -        -
  Current Long-Term Debt                573,900,990           -          -           -          -           -        -        -
                                      --------------------------------------------------------------------------------------------
PRE-PETITION NOTES                      819,759,019           -          -           -          -           -        -        -

Pre-Petition Payables
  Trade Accounts Payable                 64,471,526     160,159          -      80,735          -           -  614,635        -
  Interco Payables-US to Foreign         75,351,603           -      6,248           -  2,820,122           -        -        -
  Interco Payables-Foreign to US                  -   3,805,263          -           -          -           -        -        -
  Interco Payables-Domestic Subs            279,909           -  1,270,142  12,604,272  5,564,740           -        -        -
  Interco Payables-Foreign Subs                   -  22,482,608          -           -          -           -        -  169,684
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES             140,103,038  26,448,030  1,276,390  12,685,007  8,384,862           -  614,635  169,684

Pre-Petition Accruals:
  Reserve Restructuring                  11,757,395           -          -           -          -           -        -        -
  Accrued Payroll & Related Expenses      7,696,157           -     64,705           -          -           -        -        -
  Accrued Tax & Gov't Accounts                    -           -          -           -          -           -        -        -
  Accrued Income Taxes                      (17,456)          -          -           -          -           -  214,177  185,263
  Deferred Income Tax - Current                   -           -          -           -          -           -        -        -
  Accrued Warranty                          190,060           -          -           -          -           -        -        -
  Other Accrued Liabilities              71,293,344           -          -           -          -           -        -    1,412
  Post-Retirement Medical                         -           -          -           -          -           -        -        -
  Post-Employment Benefits                4,500,000           -          -           -          -           -        -        -
  Other Accrued Taxes                    11,815,552           -          -           -          -           -        -        -
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS             107,235,051           -     64,705           -          -           -  214,177  186,675

                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT
  LIABILITIES                         1,067,097,109  26,448,030  1,341,095  12,685,007  8,384,862           -  828,812  356,359
                                      --------------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                         -           -          -           -          -           -        -        -
  Post-Employment Benefits               42,964,495           -          -           -          -           -        -        -
  Long-Term Debt                                  -           -          -           -          -           -        -        -
  Deferred Taxes                         13,691,782           -          -           -          -           -        -        -
  Other                                  81,929,309           -          -           -          -           -        -        -
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT
  LIABILITIES                           138,585,586           -          -           -          -           -        -        -
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES        1,205,682,694  26,448,030  1,341,095  12,685,007  8,384,862           -  828,812  356,359
                                      ============================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 2, 2002
(in U.S. $'s)

                                                                                                       POLAROID ASIA
                                       SUB DEBT      PRD        PRD     POLAROID   POLAROID               PACIFIC
                                       PARTNERS  INVESTMENT,  CAPITAL,  MEMORIAL   PARTNERS,  POLINT,  INTERNATIONAL,
                                         CORP.       INC.       INC.    DRIVE LLC     INC.      INC.        INC.        PMC, INC.
                                      --------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                  -            -         -          -          -        -               -           -
  Non-Interest Overdrafts                     -            -         -          -          -        -               -           -
  Current Long-Term Debt                      -            -         -          -          -        -               -           -
                                      --------------------------------------------------------------------------------------------
PRE-PETITION NOTES                            -            -         -          -          -        -               -           -

Pre-Petition Payables
  Trade Accounts Payable                      -            -         -          -          -        -               -           -
  Interco Payables-US to Foreign              -            -         -          -          -        -           7,572           -
  Interco Payables-Foreign to US              -            -         -          -          -        -               -           -
  Interco Payables-Domestic Subs              -          294       806          -      1,536    2,424         232,739   1,226,153
  Interco Payables-Foreign Subs               -            -         -          -          -        -               -           -
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                   -          294       806          -      1,536    2,424         240,311   1,226,153

Pre-Petition Accruals:
  Reserve Restructuring                       -            -         -          -          -        -               -           -
  Accrued Payroll & Related Expenses          -            -         -          -          -        -           6,034           -
  Accrued Tax & Gov't Accounts                -            -         -          -          -        -               -           -
  Accrued Income Taxes                        -            -         -          -          -        -               -         228
  Deferred Income Tax - Current               -            -         -          -          -        -               -           -
  Accrued Warranty                            -            -         -          -          -        -               -           -
  Other Accrued Liabilities                 673            -         -          -          -        -               -           -
  Post-Retirement Medical                     -            -         -          -          -        -               -           -
  Post-Employment Benefits                    -            -         -          -          -        -               -           -
  Other Accrued Taxes                         -            -         -          -          -        -               -           -
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                 673            -         -          -          -        -           6,034         228
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT
  LIABILITIES                               673          294       806          -      1,536    2,424         246,345   1,226,381
                                      --------------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                     -            -         -          -          -        -               -           -
  Post-Employment Benefits                    -            -         -          -          -        -               -           -
  Long-Term Debt                              -            -         -          -          -        -               -           -
  Deferred Taxes                              -            -         -          -          -        -               -           -
  Other                                       -            -         -          -          -        -               -           -
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT
  LIABILITIES                                 -            -         -          -          -        -               -           -
                                      --------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES              673          294       806          -      1,536    2,424         246,345   1,226,381
                                      ============================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 2, 2002
(in U.S. $'s)

                                                                                                      POLAROID
                                       INTERNATIONAL   MAG MEDIA,  POLAROID EYEWEAR  POLAROID DRY      ONLINE
                                       POLAROID CORP.   LIMITED      FAR EAST INC.   IMAGING LLC   SERVICES, INC.
                                      ----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                        -           -                 -             -               -
  Non-Interest Overdrafts                           -           -                 -             -               -
  Current Long-Term Debt                            -           -                 -             -               -
                                      ----------------------------------------------------------------------------
PRE-PETITION NOTES                                  -           -                 -             -               -

Pre-Petition Payables
  Trade Accounts Payable                            -           -                 -             -               -
  Interco Payables-US to Foreign                    -           -                 -             -               -
  Interco Payables-Foreign to US                    -           -                 -             -               -
  Interco Payables-Domestic Subs                    -  10,217,031                 -             -               -
  Interco Payables-Foreign Subs                     -           -                 -             -               -
                                      ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                         -  10,217,031                 -             -               -

Pre-Petition Accruals:
  Reserve Restructuring                             -           -                 -             -               -
  Accrued Payroll & Related Expenses                -           -                 -             -               -
  Accrued Tax & Gov't Accounts                      -           -                 -             -               -
  Accrued Income Taxes                              -           -                 -             -               -
  Deferred Income Tax - Current                     -           -                 -             -               -
  Accrued Warranty                                  -           -                 -             -               -
  Other Accrued Liabilities                         -           -                 -             -               -
  Post-Retirement Medical                           -           -                 -             -               -
  Post-Employment Benefits                          -           -                 -             -               -
  Other Accrued Taxes                               -           -                 -             -               -
                                      ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                         -           -                 -             -               -
TOTAL PRE-PETITION CURRENT            ----------------------------------------------------------------------------
  LIABILITIES                                       -  10,217,031                 -             -               -
                                      ----------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                           -           -                 -             -               -
  Post-Employment Benefits                          -           -                 -             -               -
  Long-Term Debt                                    -           -                 -             -               -
  Deferred Taxes                                    -           -                 -             -               -
  Other                                             -           -                 -             -               -
                                      ----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT
  LIABILITIES                                       -           -                 -             -               -
                                      ----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                      -  10,217,031                 -             -               -
                                      ============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 2, 2002
(in U.S. $'s)

                                          SUBTOTAL     US ADJUSTMENTS  ELIMINATIONS      TOTAL
                                      -------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                              245,858,030               -            -     245,858,030
  Non-Interest Overdrafts                           -               -            -               -
  Current Long-Term Debt                  573,900,990               -            -     573,900,990
                                      -------------------------------------------------------------
PRE-PETITION NOTES                        819,759,019               -            -     819,759,019
                                                                                 -
Pre-Petition Payables                                                            -
  Trade Accounts Payable                   65,327,055               -            -      65,327,055
  Interco Payables-US to Foreign           78,185,545               -   (6,147,289)     72,038,256
  Interco Payables-Foreign to US            3,805,263               -   (3,805,263)              -
  Interco Payables-Domestic Subs           31,400,046               -  (31,400,046)              -
  Interco Payables-Foreign Subs            22,652,292               -            -      22,652,292
                                      -------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES               201,370,201               -  (41,352,598)    160,017,603
                                                                                 -
Pre-Petition Accruals:                                                           -
  Reserve Restructuring                    11,757,395               -            -      11,757,395
  Accrued Payroll & Related Expenses        7,766,896               -            -       7,766,896
  Accrued Tax & Gov't Accounts                      -               -            -               -
  Accrued Income Taxes                        382,212               -            -         382,212
  Deferred Income Tax - Current                     -               -            -               -
  Accrued Warranty                            190,060               -            -         190,060
  Other Accrued Liabilities                71,295,429               -       46,260      71,341,689
  Post-Retirement Medical                           -               -            -               -
  Post-Employment Benefits                  4,500,000               -            -       4,500,000
  Other Accrued Taxes                      11,815,552               -            -      11,815,552
                                      -------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS               107,707,543               -       46,260     107,753,803
                                      -------------------------------------------------------------
TOTAL PRE-PETITION CURRENT                                                       -
  LIABILITIES                           1,128,836,763               -  (41,306,338)  1,087,530,426
                                      -------------------------------------------------------------
                                                                                 -
                                                                                 -
NON-CURRENT LIABILITIES                                                          -
Pre-Petition Non-Current Liabilities:                                            -
  Post-Retirement Medical                           -               -            -               -
  Post-Employment Benefits                 42,964,495               -            -      42,964,495
  Long-Term Debt                                    -               -            -               -
  Deferred Taxes                           13,691,782               -            -      13,691,782
  Other                                    81,929,309               -            -      81,929,309
                                      -------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT
  LIABILITIES                             138,585,586               -            -     138,585,586
                                                                                 -
TOTAL PRE-PETITION LIABILITIES        -------------------------------------------------------------
                                        1,267,422,349               -  (41,306,338)  1,226,116,011
                                      =============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Cash Flows
Activity from the period from October 12, 2001 through June 2, 2002

(in U.S. $ thousands)                   POLAROID  POLAROID                    POLAROID   POLAROID
                                         LATIN      ASIA    INNER  POLAROID   DIGITAL       ID      POLAROID   SUB DEBT     PRD
                             POLAROID   AMERICA   PACIFIC   CITY,  EYEWEAR,  SOLUTIONS,  SYSTEMS,   MALAYSIA,  PARTNERS  INVESTMENT,
                           CORPORATION    CORP.     LTD.     INC.    INC.       INC.        INC.      LTD.       CORP.      INC.
                           ---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net earnings/(loss)          (148,036)  (3,515)      (200)    28      (735)      3,757      2,278        202        (1)           -
Depreciation of property,
  plant and equipment          48,264      198          -      -         -          74      1,228          3         -            -
(Increase)/decrease in
  receivables                  26,007    6,776        142      3       367         473    (27,750)      (156)        1           (1)
(Increase)/decrease in
  inventories                  74,791    2,173          -      -         -           6      1,890          -         -            -
Increase/(decrease) in
  prepetition payables
  and accruals                (13,234)      10         71     (1)      (71)          -     (1,753)       284         -            0
(Increase)/decrease in
  prepaids and other
  assets                        2,341      560        (10)     -         -           -        213          5         -            -
Increase/(decrease) in
  payables and accruals        75,252   (6,811)        61   (536)      439         (83)       425        (70)        -            -
Increase/(decrease) in
  compensation and
  benefits                    (51,024)     (64)       (65)     -         -        (104)         -         (3)        -            -
Increase/(decrease) in
  federal, state and
  foreign income taxes              0        -          -      -         -           -         14       (182)        -            -
Gain on the sale of real
  estate                       (2,313)       -          -      -         -           -          -          -         -            -
Other non-cash items           66,182    1,024          -    508         -         490     24,223          -         -            -
                             -------------------------------------------------------------------------------------------------------

Net cash provided/(used)
  by operating activities      78,231      353         (0)     1        (0)      4,614        765         83         0           (1)


CASH FLOWS FROM INVESTING
  ACTIVITIES

(Increase)/decrease in
  other assets                 35,430      (35)         -     (0)        -           -          -          -         -           (0)
Additions to property,
  plant and equipment          (7,021)      (8)         -      -         -          (7)      (351)         -         -            -
Proceeds from the sales
  of property, plant and
  equipment                    62,168        -          -      -         -           -          -          -         -            -

                             -------------------------------------------------------------------------------------------------------
Net cash provided/(used)
  by investing activities      90,577      (43)         -     (0)        -          (7)      (351)         -         -           (0)

CASH FLOWS FROM FINANCING
  ACTIVITIES

Net increase/(decrease)
  in post-petition
  short-term debt having
  maturities 90 days or
  less                          5,620        -          -      -         -           -          -          -         -            -

Pre-petition short-term
  debt having maturities
  of more than 90 days:
  Proceeds
  Payments                   (101,295)       -          -      -         -           -          -          -         -            -
Return of Capital to
  Polaroid Corporation                                                          (5,163)

                             -------------------------------------------------------------------------------------------------------
Net cash provided/(used)
  by financing activities     (95,675)       -          -      -         -      (5,163)         -          -         -            -

Effect of exchange rate
  changes on cash              (1,328)       -          -      -         -           -          -          -         -            -

Net increase/(decrease)
  in cash and cash
  equivalents                  71,804      310         (0)     1        (0)       (557)       415         83         0           (1)

Cash and cash equivalents
  at beginning of period       34,188      778         15      9         -         557         18         57         -            1

Cash and cash equivalents
  at end of period            105,993    1,087         15     10         -           -        432        139         -            -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Cash Flows
Activity from the period from October 12, 2001 through June 2, 2002

(in U.S. $ thousands)                POLAROID                      POLAROID ASIA                                  POLAROID  POLAROID
                             PRD     MEMORIAL  POLAROID               PACIFIC            INTERNATIONAL    MAG      EYEWEAR    DRY
                           CAPITAL,   DRIVE    PARTNERS,  POLINT,  INTERNATIONAL,  PMC,     POLAROID     MEDIA       FAR    IMAGING
                             INC.      LLC       INC.      INC.         INC.       INC.       CORP.     LIMITED   EAST INC.   LLC
                           ---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net earnings/(loss)              -          -        (1)      (0)            (0)    (1)              -      (0)          -         -
Depreciation of property,
  plant and equipment            -          -         -        -              6      -               -       -           -         -
(Increase)/decrease in
  receivables                   (1)         -         -        -            (52)     -               -       -           -         -
(Increase)/decrease in
  inventories                    -          -         -        -              -      -               -       -           -         -
Increase/(decrease) in
  prepetition payables
  and accruals                   -          -         1        0             (1)     1               -       0           -         -
(Increase)/decrease in
  prepaids and other
  assets                         -          -         -        -             76      -               -       -           -         -
Increase/(decrease) in
  payables and accruals          -          -         -        -            (96)     -               -       -           -         -
Increase/(decrease) in
  compensation and
  benefits                       -          -         -        -            (75)     -               -       -           -         -
Increase/(decrease) in
  federal, state and
  foreign income taxes           -          -         -        -              -     (0)              -       -           -         -
Gain on the sale of real
  estate                         -          -         -        -              -      -               -       -           -         -
Other non-cash items             -          -         -        -              1      -               -       -           -         -
                           ---------------------------------------------------------------------------------------------------------
Net cash provided/(used)
  by operating activities       (1)         -         0       (0)          (141)    (0)              -       0           -         -


CASH FLOWS FROM INVESTING
  ACTIVITIES

(Increase)/decrease in
  other assets                   -          -         -        -              -      -               -       -           -         -
Additions to property,
  plant and equipment            -          -         -        -              -      -               -       -           -         -
Proceeds from the sales
  of property, plant and
  equipment                      -          -         -        -              -      -               -       -           -         -
                           ---------------------------------------------------------------------------------------------------------
Net cash provided/(used)
  by investing activities        -          -         -        -              -      -               -       -           -         -

CASH FLOWS FROM FINANCING
  ACTIVITIES

Net increase/(decrease)
  in post-petition
  short-term debt having
  maturities 90 days or
  less                           -          -         -        -              -      -               -       -           -         -

Pre-petition short-term
  debt having maturities
  of more than 90 days:
  Proceeds
  Payments                       -          -         -        -              -      -               -       -           -         -
Return of Capital to
  Polaroid Corporation
                           ---------------------------------------------------------------------------------------------------------
Net cash provided/(used)
  by financing activities        -          -         -        -              -      -               -       -           -         -

Effect of exchange rate
  changes on cash                -          -         -        -              -      -               -       -           -         -


Net increase/(decrease)
  in cash and cash
  equivalents                   (1)         -         0       (0)          (141)    (0)              -       0           -         -

Cash and cash equivalents
  at beginning of period         1          -         -        -            198      -               -       -           -         -

Cash and cash equivalents
  at end of period               -          -         -        -             56      -               -       -           -         -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Cash Flows
Activity from the period from October 12, 2001 through June 2, 2002

(in U.S. $ thousands)                        POLAROID
                                              ONLINE
                                             SERVICES,
                                               INC.          SUBTOTAL      ELIMINATIONS        TOTAL
                                            ----------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                 -        (146,226)         1,562         (144,664)
Depreciation of property,
  plant and equipment                               -          49,772            517           50,289
(Increase)/decrease in
  receivables                                       -           5,809         26,790           32,599
(Increase)/decrease in
  inventories                                       -          78,860            279           79,140
Increase/(decrease) in
  prepetition payables
  and accruals                                      -         (14,692)        (3,840)         (18,533)
(Increase)/decrease in
  prepaids and other
  assets                                            -           3,186         (1,773)           1,413
Increase/(decrease) in
  payables and accruals                             -          68,580           (292)          68,288
Increase/(decrease) in
  compensation and
  benefits                                          -         (51,334)           517          (50,817)
Increase/(decrease) in
  federal, state and
  foreign income taxes                              -            (168)           241               73
Gain on the sale of real
  estate                                            -          (2,313)             -           (2,313)
Other non-cash items                                -          92,428           (640)          91,790
                                            ----------------------------------------------------------
Net cash provided/(used)
  by operating activities                           -          83,903         23,362          107,266


CASH FLOWS FROM INVESTING
  ACTIVITIES

(Increase)/decrease in
  other assets                                      -          35,395        (29,404)           5,991
Additions to property,
  plant and equipment                               -          (7,387)             -           (7,387)
Proceeds from the sales
  of property, plant and equipment                  -          62,168            189           62,357
                                            ----------------------------------------------------------
Net cash provided/(used)
  by investing activities                           -          90,175        (29,215)          60,960

CASH FLOWS FROM FINANCING
  ACTIVITIES

Net increase/(decrease)
  in post-petition
  short-term debt having
  maturities 90 days or
  less                                              -           5,620              -            5,620

Pre-petition short-term
  debt having maturities
  of more than 90 days:
  Proceeds
  Payments                                          -        (101,295)             -         (101,295)
Return of Capital to
  Polaroid Corporation                                         (5,163)         5,163                -
                                            ----------------------------------------------------------
Net cash provided/(used)
  by financing activities                           -        (100,838)         5,163          (95,675)

Effect of exchange rate
  changes on cash                                   -          (1,328)             -           (1,328)

Net increase/(decrease)
  in cash and cash
  equivalents                                       -          71,912           (690)          71,223

Cash and cash equivalents
  at beginning of period                            -          35,821            690           36,511

Cash and cash equivalents
  at end of period                                  -         107,734              -          107,734

                              POLAROID CORPORATION
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                           PERIOD MAY 6 - JUNE 2, 2002
                                  (in U.S. $'s)


                                                                               BEG BANK
ACCOUNT NAME                                            ACCOUNT #              BALANCE               RECEIPTS       DISBURSEMENTS
------------                                            ---------              -------               --------       -------------
WACHOVIA
CLOSED   General Disbursement                            7505458                  $0.00               $0.00               $0.00
CLOSED   Travel & Expense (old system)                   7509825                  $0.00               $0.00               $0.00
CLOSED   Tax Disbursement                                7511882                  $0.00               $0.00               $0.00
CLOSED   Lockbox                                        15907247                  $0.00               $0.00               $0.00
CLOSED   Atlanta Deposits                               15907170             $15,426.04               $0.00               $0.00
FLEET
         Patent                                         83049217              $2,682.48               $0.00               $0.00
         Concentration                                  32590001          $1,500,220.00       $2,127,397.86      $22,859,879.32
         Concentration Overnite Sweep                  9427756246        $33,248,255.64               $0.00               $0.00
         Vinnet Disbursement (T & E)                    80069410                  $0.00               $0.00         $426,685.00
         Maine Check Disbursement                       80216871                  $0.00               $0.00       $9,527,405.70
         Lockbox                                       9429125472         $2,489,938.83      $37,525,420.41               $0.00
         Payroll                                        80133971          $1,104,187.55               $0.00       $6,487,120.55
         Customer Care                                  77132000             $15,000.00         $332,367.42               $0.00
         Company Store                                    15172               $5,220.00          $25,283.32               $0.00
         Merchant Account                               86181309              $1,000.00          $20,782.70               $0.00
         Merchant Account                               54274314              $1,000.00          $11,186.27               $0.00
         Dealer Refund (Cust. Serv.rebate checks)       2994-0004             $8,584.86              $16.00               $6.00
         Inner City                                      Closed

CITIZENS                                               1130426359         $2,478,497.86           $1,984.74               $0.00
BANKONE
CLOSED   Concentration                                   5256666                  $0.00               $0.00               $0.00
CLOSED   Lockbox                                         5183928                  $0.00               $0.00               $0.00
PITTSBURG NATIONAL BANK
CLOSED   Lockbox                                        11035209                  $0.00               $0.00               $0.00
BANK OF AMERICA
CLOSED   Lockbox                                        180105585                 $0.00               $0.00               $0.00

DREYFUS
CLOSED   Money Market Fund                              981023427                 $0.00
CHASE
         Investment - Treasury MM Fund                  904821250        $80,320,047.90          $83,468.25      $20,000,000.00

STATE STREET
         Polaroid Stock Liquidity Fund                    YVy9              $211,530.25           $8,912.18           $8,749.46

NATIONAL CITY
         Polaroid ID Systems - General Disb             301485382           $552,364.39         $303,924.33         $285,008.30
         Polaroid ID Systems - Payroll                 20000001002                $0.00               $0.00               $0.00
NATIONAL BANK OF DETROIT
CLOSED   Polaroid Digital Solutions                   895000050818                $0.00               $0.00               $0.00
                                                                      ------------------  ------------------ -------------------
         TOTALS                                                         $121,953,955.80      $40,440,743.48      $59,594,854.33

DEUTSCHE BANK OF MALAYSIA
         Polaroid Malaysia Limited                      80275000             $62,072.76               $0.00           $3,473.29
MAYBANK
         Polaroid Malaysia Limited                     14301310580          $275,070.46          $74,104.73          $17,257.83

DEUTSCHE BANK - HONG KONG BRANCH
         Polaroid Asia Pacific International Inc        97543000             $50,673.70               $0.00               $0.00
DEUTSCHE BANK NEW DELHI BRANCH
         Polaroid Asia Pacific International Inc         140718              $11,495.31               $0.00               $0.00
         India Liaison Office                          1507276009               $161.37               $0.00          $22,154.35

SUNTRUST BANK, MIAMI
         Polaroid Latin America                        45007335387          $789,883.00       $1,937,472.34         $957,441.75

POPULAR DE PUERTO RICO
         Polaroid Puerto Rico                            2402893             $62,924.73         $154,542.80         $153,684.74

DEUTSCHE BANK
         Polaroid Corp acct                                               $4,617,000.00         $997,000.00          $39,000.00

ABN AMRO
         Polaroid Corp acct                                                 $500,000.00          $71,000.00         $468,750.00
                                                                      ------------------  ------------------ -------------------
                                                                        $128,323,237.13      $43,674,863.35      $61,256,616.29
                                                                      ==================  ================== ===================




                                                           NET               OTHER
                                                           BANK              RECONCILING      END BANK
ACCOUNT NAME                                               TRANSFERS         ITEMS            BALANCE
------------                                               ---------         -----            -------
WACHOVIA
CLOSED   General Disbursement                                   $0.00                            $0.00
CLOSED   Travel & Expense (old system)                          $0.00                            $0.00
CLOSED   Tax Disbursement                                       $0.00                            $0.00
CLOSED   Lockbox                                                $0.00                            $0.00
CLOSED   Atlanta Deposits                                  $15,426.04                       $30,852.08
FLEET
         Patent                                                 $0.00                        $2,682.48
         Concentration                                 $20,766,344.46                    $1,534,083.00
         Concentration Overnite Sweep                   $3,470,802.62                   $36,719,058.26
         Vinnet Disbursement (T & E)                      $426,685.00                            $0.00
         Maine Check Disbursement                       $9,527,405.70                            $0.00
         Lockbox                                      ($39,153,268.95)                     $862,090.29
         Payroll                                        $6,486,444.84                    $1,103,511.84
         Customer Care                                   ($332,367.42)                      $15,000.00
         Company Store                                    ($25,503.32)                       $5,000.00
         Merchant Account                                 ($20,782.70)                       $1,000.00
         Merchant Account                                 ($11,186.27)                       $1,000.00
         Dealer Refund (Cust. Serv.rebate checks)                                            $8,594.86
         Inner City

CITIZENS                                                        $0.00                    $2,480,482.60
BANKONE
CLOSED   Concentration                                          $0.00                            $0.00
CLOSED   Lockbox                                                $0.00                            $0.00
PITTSBURG NATIONAL BANK
CLOSED   Lockbox                                                $0.00                            $0.00
BANK OF AMERICA
CLOSED   Lockbox                                                $0.00                            $0.00

DREYFUS
CLOSED   Money Market Fund                                      $0.00                            $0.00
CHASE
         Investment - Treasury MM Fund                          $0.00                   $60,403,516.15

STATE STREET
         Polaroid Stock Liquidity Fund                          $0.00                      $211,692.97

NATIONAL CITY
         Polaroid ID Systems - General Disb                     $0.00                1     $571,280.42
         Polaroid ID Systems - Payroll                          $0.00                            $0.00
NATIONAL BANK OF DETROIT
CLOSED   Polaroid Digital Solutions                             $0.00                            $0.00

                                                   ---------------------------------  -----------------
         TOTALS                                         $1,150,000.00         $0.00    $103,949,844.95

DEUTSCHE BANK OF MALAYSIA
         Polaroid Malaysia Limited                        -$26,315.79                       $32,283.68
MAYBANK
         Polaroid Malaysia Limited                       -$223,684.21                      $108,233.15

DEUTSCHE BANK - HONG KONG BRANCH
         Polaroid Asia Pacific International Inc                $0.00                       $50,673.70
DEUTSCHE BANK NEW DELHI BRANCH
         Polaroid Asia Pacific International Inc                $0.00                       $11,495.31
         India Liaison Office                              $31,250.00                        $9,257.02

SUNTRUST BANK, MIAMI
         Polaroid Latin America                          -$900,000.00                      $869,913.59

POPULAR DE PUERTO RICO
         Polaroid Puerto Rico                                   $0.00                       $63,782.79

DEUTSCHE BANK
         Polaroid Corp acct                                     $0.00                    $5,575,000.00

ABN AMRO
         Polaroid Corp acct                               -$31,250.00                       $71,000.00

                                                   ---------------------------------  -----------------
                                                                $0.00         $0.00    $110,741,484.19
                                                   =================================  =================
Book to Bank Reconciling Differences               1 Eliminated Digimarc deposit
                                                   ($400,000) made to this account in
                                                   error; transfer made in June         ($3,007,731.19)
                                                                                      -----------------
Book Balance at 6/2/02                                                                 $107,733,753.00
                                                                                      =================



       JPMORGANCHASE

                                                                        May 1, 2002 - May 31, 2002

                                                                        Page 1 of 1

                                                                        BUSINESS STATEMENT
                                    904 000
                                                                        CUSTOMER SERVICE
       POLAROID CORPORATION DIP                                         Call Service Line at 935-9935 from
       DENNIS O'LEARY                                                   area codes 212, 518, 718, 713 and 914
       POLAROID CORPORATION DIP                                         1-800-935-9935 from all other area codes
       265 MAIN STREET W3-3                                             24 hours a day, 7 days a week
       WALTHAM MA 02451

                                                                        Primary Account Number 904-821250
                                                                        Number of Checks Enclosed:    0

         MONEY MARKET ACCOUNT 904-821250                                                    POLAROID CORPORATION DIP

--------------------------------------------------------------------------------------------------------------------
SUMMARY                                       NUMBER              AMOUNT
              Opening Balance                             $80,320,047.90
              ------------------------------------------------------------------------------------------------------
              Deposits and Credits                  1         $83,468.25
              ------------------------------------------------------------------------------------------------------
              Withdrawals and Debits                1     $20,000,000.00
              ------------------------------------------------------------------------------------------------------
              Checks Paid                                          $0.00
              ------------------------------------------------------------------------------------------------------
              Ending Balance                              $60,403,516.15

              ------------------------------------------------------------------------------------------------------
              Average Balance              $64,191,015.74
              ------------------------------------------------------------------------------------------------------
              Interest Paid for 31 Day(s)      $83,468.25                Interest Credited Year to Date  $301,335.58

              Interest Rate(s):   05/01 to 05/31 at 1.53%
--------------------------------------------------------------------------------------------------------------------
DEPOSITS AND  DATE     DESCRIPTION                                                                            AMOUNT
CREDITS       ------------------------------------------------------------------------------------------------------
              05/31    Interest Paid                                                                      $83,468.25
              ------------------------------------------------------------------------------------------------------
              TOTAL                                                                                       $83,468.25
--------------------------------------------------------------------------------------------------------------------
WITHDRAWALS   DATE     DESCRIPTION                                                                            AMOUNT
AND DEBITS    ------------------------------------------------------------------------------------------------------
              05/07    Book Transfer Debit                                                            $20,000,000.00
                       A/C: POLAROID CORPORATION
                       NEW YORK, NY 10081-
                       REF: PAYMENT OF 5 7 02 ADEQUATE PRO
                       TECTION PAYMENT
              ------------------------------------------------------------------------------------------------------
              TOTAL                                                                                   $20,000,000.00

--------------------------------------------------------------------------------------------------------------------
DAILY BALANCE
              DATE              BALANCE       DATE              BALANCE       DATE              BALANCE
              -------------------------       -------------------------       -------------------------
              05/07      $60,320,047.90       05/31      $60,403,516.15




    You will receive detailed statements when applicable for Retirement, Credit, and Securities accounts.


                                                                          POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
                                                                                 TOTAL TRADE RECEIVABLES AGING
                                                                                       AS OF JUNE 2, 2002

------------------------------------------------------------------------------------------------------------------------------------
(USD'S)                                                                             TRADE RECEIVABLES
                                                  ----------------------------------------------------------------------------------
                                                                          1 - 60          61 - 90            > 90
                                                        TOTAL              DAYS             DAYS             DAYS          TOTAL
COUNTRY                                                CURRENT           PAST DUE         PAST DUE         PAST DUE        TRADE
------------------------------------------------------------------------------------------------------------------------------------
AMERICAS
     Polaroid Corporation                             43,310,909        6,367,180          423,150        7,634,006      57,735,245
     Inner City                                                -                -                -           33,700          33,700
     Polaroid Latin America Corporation                2,133,669        1,631,320           35,167          148,392       3,948,548
     Polaroid Digital Solutions, Inc.                          -                -                -                -               -
     Polaroid ID Systems, Inc.                           230,067          380,281           20,485          234,179         865,012
     Polaroid Malaysia Limited                           191,926           12,467                -            1,107         205,500
                                                                                                                                  -
     Polaroid Eyewear, Inc.                                    -                -                -                -               -
     PRD Capital, Inc.                                         -                -                -                -               -
     PRD Investment, Inc.                                      -                -                -                -               -
     International Polaroid Corporation                        -                -                -                -               -
     Mag-Media Ltd.                                            -                -                -                -               -
     PMC, Inc.                                                 -                -                -                -               -
     Polaroid Asia Pacific International, Inc.                 -                -                -                -               -
     Polaroid Dry Imaging, LLC                                 -                -                -                -               -
     Polaroid Eyewear FarEast, Inc.                            -                -                -                -               -
     Polaroid Memorial Drive, LLC                              -                -                -                -               -
     Sub Debt Partners Corp.                                   -                -                -                -               -
     Polaroid Online Services, Inc.                            -                -                -                -               -
     Polaroid Partners, Inc.                                   -                -                -                -               -
     Polint, Inc.                                              -                -                -                -               -
     Polaroid Asia Pacific Limited                             -                -                -                -               -

                                          TOTALS:     45,866,571        8,391,248          478,802        8,051,384      62,788,005
====================================================================================================================================




                                                        TRADE RECEIVABLES
                                                 -------------------------------
                                                  LESS              LESS                NET                             TOTAL NET
                                                  DOUBT             CASH               TRADE                           RECEIVABLES-
COUNTRY                                           ACCTS.            DISC            RECEIVABLES       MISC             THIRD PARTY
------------------------------------------------------------------------------------------------------------------------------------
AMERICAS

     Polaroid Corporation                          12,651,507      1,971,868       43,111,870        972,619           44,084,489
     Inner City                                        16,514              -           17,186              -               17,186
     Polaroid Latin America Corporation               222,867        104,126        3,621,555          7,116            3,628,671
     Polaroid Digital Solutions, Inc.                       -              -                -              -                    -
     Polaroid ID Systems, Inc.                              -                         865,012              -              865,012
     Polaroid Malaysia Limited                         14,853                         190,647              -              190,647
                                                                                            -              -                    -
     Polaroid Eyewear, Inc.                                 -              -                -              -                    -
     PRD Capital, Inc.                                      -              -                -              -                    -
     PRD Investment, Inc.                                   -              -                -              -                    -
     International Polaroid Corporation                     -              -                -              -                    -
     Mag-Media Ltd.                                         -              -                -              -                    -
     PMC, Inc.                                              -              -                -              -                    -
     Polaroid Asia Pacific International, Inc.              -              -                -          4,375                4,375
     Polaroid Dry Imaging, LLC                              -              -                -              -                    -
     Polaroid Eyewear FarEast, Inc.                         -              -                -              -                    -
     Polaroid Memorial Drive, LLC                           -              -                -              -                    -
     Sub Debt Partners Corp.                                -              -                -              -                    -
     Polaroid Online Services, Inc.                         -              -                -              -                    -
     Polaroid Partners, Inc.                                -              -                -              -                    -
     Polint, Inc.                                           -              -                -              -                    -
     Polaroid Asia Pacific Limited                          -              -                -              -                    -

                                          TOTALS:  12,905,741      2,075,994       47,806,270        984,110           48,790,380
                                                   ==============================================================================

POLAROID CORPORATION
PAYROLL TAXES
FOR THE PERIOD OCT 12, 2001 THRU JUNE, 2002


PAYROLL DATE                       ACCRUED              PAID             DUE/(OVERPAID)
------------                       -------              ----             --------------

NOV BEGIN BAL                                                                                 $  0.00
               10/25/01         $2,284,812.18      $2,285,107.11           $(294.93)
                11/8/01         $2,290,259.06      $2,289,456.66           $ 802.40
               11/20/01         $2,046,188.47      $2,046,188.47           $   0.00
NOV END BAL                                                                                   $507.47

               12/13/01         $2,554,787.00      $2,554,787.00           $   0.00
               12/20/01         $2,114,870.45      $2,114,870.45           $   0.00
               12/28/01         $    8,998.03      $    8,998.03           $   0.00
DEC END BAL                                                                                   $507.47

                 1/3/02         $2,360,221.75      $2,360,221.75           $   0.00
                1/17/02         $2,726,310.78      $2,726,310.78           $   0.00
                1/31/02         $2,278,368.07      $2,278,368.07           $   0.00
JAN END BAL                                                                                   $507.47

                2/14/02         $2,726,773.87      $2,726,773.87           $   0.00
                2/28/02         $2,063,527.76      $2,063,527.76           $   0.00
FEB END BAL                                                                                   $507.47

                3/14/02         $1,880,630.60      $1,880,630.60           $   0.00
                3/28/02         $1,735,103.33      $1,735,103.33           $   0.00
MAR END BAL                                                                                   $507.47

                4/11/02         $1,799,133.68      $1,799,133.68           $   0.00
                4/25/02         $1,733,676.66      $1,733,676.66           $   0.00
APR END BAL                                                                                   $507.47
            Adj 5/31/02                            $      507.47           $(507.47)
                 5/9/02         $1,882,124.27      $1,882,124.27           $   0.00
                5/23/02         $1,646,137.21      $1,646,137.21           $   0.00
MAY END BAL                                                                                   $  0.00



POLAROID CORPORATION CONFIDENTIAL                                       06/28/02

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 5/6/02 - 6/2/02
(IN U.S.$'S)

DEBTOR NAME:                         POLAROID CORPORATION
CASE NO:                                   01-10864



                                                    BEGINNING     AMOUNT      PAYMENTS/   ENDING
ACCOUNT DESCRIPTION                                  BALANCE     INCURRED     DEPOSITS    BALANCE
--------------------------------------------------------------------------------------------------

INCOME TAXES PAYABLE  (Acct. #21610003)                0              --          --        0
FRANCHISE TAXES PAYABLE  (Acct. #21380202)             0         (62,005)    (62,005)       0
PERSONAL PROPERTY TAXES PAYABLE  (Acct. #21380201)     0             (83)        (83)       0
SALES TAXES PAYABLE  (Acct. #213801XX)                 0         (27,333)    (27,333)       0


In re- Polaroid Asia Pacific International, Inc.      Case No. 01-10878
                         Debtor                       Reporting Period: May 2002


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.


                                      BEGINNING        AMOUNT                                                           ENDING
                                         TAX        WITHHELD OR       AMOUNT           DATE           CHECK NO.          TAX
                                      LIABILITY       ACCRUED          PAID            PAID            OR EFT         LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                                    ---------------------------------------------                                   ---------------
   Total Federal Taxes
                                    ---------------------------------------------                                   ---------------

STATE AND LOCAL
Withholding - India                       1,560.14       1,413.16       1,560.14                                          1,413.16
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
                                    ---------------------------------------------                                   ---------------
   Total State and Local                  1,560.14       1,413.16       1,560.14                                          1,413.16
                                    ---------------------------------------------                                   ---------------

TOTAL TAXES                               1,560.14       1,413.16       1,560.14                                          1,413.16
                                    =============================================                                   ===============


In re: Polaroid Asia Pacific Limited                  Case No. 01-10866
                  Debtor                              Reporting Period: May 2002


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.


                                             BEGINNING         AMOUNT                                                  ENDING
                                                TAX         WITHHELD OR      AMOUNT      DATE       CHECK NO.            TAX
                                             LIABILITY        ACCRUED         PAID       PAID        OR EFT           LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC Individual income tax - C                  6,132.82       6,132.30     (6,132.82)       -             -           6,132.30
------------------------------------
   Total State and Local
TOTAL TAXES


In re: Polaroid ID Systems, Inc.                      Case No.:  01-10870
               Debtor                                 Reporting Period: May 2002


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.


                                   BEGINNING          AMOUNT                                                       ENDING
                                      TAX          WITHHELD OR         AMOUNT        DATE        CHECK NO.           TAX
                                   LIABILITY         ACCRUED            PAID         PAID         OR EFT          LIABILITY
Federal
Withholding                              0            5,085            5,085                                           $0
FICA-Employee                            0            2,985            2,985                                           $0
FICA-Employer                            0            2,985            2,985                                           $0
Unemployment                             0               32               32                                           $0
Income                                   0
Other:_________________
   Total Federal Taxes                   0           11,087           11,087

STATE AND LOCAL

Withholding                              0            1,627            1,627                                           $0
Sales
Excise
Unemployment                             0               22               22                                           $0
Real Property
Personal Property                        0                0                0                                           $0
Other:_________________
   Total State and Local                 0            1,650            1,650                                           $0
TOTAL TAXES                              0           12,737           12,737                                           $0


In re  Polaroid Malaysia Limited                      Case No. 01-10871
               Debtor                                 Reporting Period: May 2002


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.


                                     BEGINNING          AMOUNT                                                       ENDING
                                        TAX          WITHHELD OR         AMOUNT         DATE       CHECK NO.           TAX
                                     LIABILITY         ACCRUED            PAID          PAID        OR EFT          LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:  Income_______________            5,301           16,561           6,035                                        15,827
   Total State and Local
TOTAL TAXES


In re: Polaroid Latin America Corporation             Case No.  01-10867
                   Debtor                             Reporting Period: May 2002


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.


                                         BEGINNING          AMOUNT                                                       ENDING
                                            TAX          WITHHELD OR         AMOUNT         DATE       CHECK NO.           TAX
                                         LIABILITY         ACCRUED            PAID          PAID        OR EFT          LIABILITY
Federal
Withholding                           NONE
FICA-Employee  (21410652)                         0.00         0.00            0.00                                         0.00
FICA-Employer  (21410314)                         0.00         0.00            0.00                                         0.00
Unemployment   (21410316)                         0.00         0.00            0.00                                         0.00
Income                                NONE
Other:_________________               NONE
   Total Federal Taxes                            0.00         0.00            0.00                                         0.00

STATE AND LOCAL

Withholding  (21410655)                           0.00         0.00            0.00                                         0.00
Sales                                 NONE
Excise  (21380203)                                0.00         0.00            0.00                                         0.00
Unemployment   (21410317)                         0.00         0.00            0.00                                         0.00
Real Property                         NONE
Personal Property (21380201)                 31,006.54         0.00            0.00                                    31,006.54
Other: 7% Withholding  (21380157)                 0.00         0.00            0.00                                         0.00
   Total State and Local                     31,006.54         0.00            0.00                                    31,006.54
                                                                                                               ------------------
TOTAL TAXES                                  31,006.54         0.00            0.00                                    31,006.54
                                                                                                               ==================


                                    EXHIBIT B

                    Monthly Operating Reports Service Parties

Neal D. Goldman                                 Robert Scheibe, Esq.
Polaroid Corporation                            Morgan, Lewis & Bockius LLP
784 Memorial Drive                              101 Park Avenue
Cambridge, MA 02139                             New York, NY 10178
BY OVERNIGHT COURIER                            BY OVERNIGHT COURIER

Mark Kenney, Esq.                               William H. Sudell, Jr., Esq.
Office of the U.S. Trustee                      Morris Nichols, Arsht & Tunnell
844 King Street                                 1201 North Market Street
Wilmington, DE  19899                           Wilmington, DE 19899
BY HAND-DELIVERY                                BY HAND-DELIVERY

Brendan Linehan Shannon, Esq.                   Scott D. Cousins, Esq.
Young Conaway Stargatt & Taylor LLP             Scott Salerni, Esq.
The Brandywine Building, 17th Floor             Greenberg Traurig, LLP
1000 West Street                                The Brandywine Building
P.O. Box 391                                    1000 West Street, Suite 1540
Wilmington, DE 19899                            Wilmington, DE 19801
BY HAND-DELIVERY                                BY HAND-DELIVERY

Fred Hodara, Esq.                               Alfred A. Gray, Jr., Esq.
Philip Dublin, Esq.                             Greenberg Traurig, LLP
Akin, Gump, Strauss, Hauer                      One International Place
  & Feld, L.L.P.                                Third Floor
590 Madison Avenue                              Boston, MA 02110
New York, NY 10022                              BY OVERNIGHT COURIER
BY OVERNIGHT COURIER
                                                Patricia Schrage, Esq.
John Fouhey, Esq.                               Securities & Exchange Commission
Marshall Huebner, Esq.                          New York Office
Davis, Polk & Wardwell                          Branch/Reorganization
450 Lexington Avenue                            233 Broadway
New York, NY 10017                              New York, NY  10279
BY OVERNIGHT COURIER                            BY OVERNIGHT COURIER